UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05576

Name of Fund:  BlackRock Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Global Allocation Fund, Inc.


SEMI-ANNUAL REPORT
APRIL 30, 2007    (UNAUDITED)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Global Allocation Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock Global Allocation Fund, Inc.


Officers and Directors


Robert C. Doll, Jr., Fund President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Dennis W. Stattman, Vice President and
   Senior Portfolio Manager
Dan Chamby, Vice President and Associate
   Portfolio Manager
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Global Allocation Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the un-certainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



A Discussion With Your Fund's Portfolio Managers


The Fund provided solid returns for the six-month period, benefiting from favorable stock selection in the United States and an overweight position in Asian equities, as well as strong global equity market performance.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2007, BlackRock Global Allocation Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +9.11%, +9.05%, +8.59%, +8.57% and +8.84%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 10 of this report to shareholders.)

Fund results exceeded the +8.00% return of its Reference Portfolio for the six-month period, but trailed the +12.52% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended April 30, 2007, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +8.60%; the FTSE World
Index (ex-U.S.) Equities returned +15.94%; the Merrill Lynch Treasury Index GA05 returned +2.44%; and the Citigroup (non-U.S. dollar) World Government
Bond Index returned +3.38%. (See page 6 of this report for a full description of the Reference Portfolio.)

The Fund outpaced the +8.39% average return of the Lipper Global Flexible Portfolio Funds category for the same six-month period. (As defined by Lipper, funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return.)

Global equity markets continued their ascent during the six-month period, despite a brief sell-off in late February and the increased volatility that followed. International equities, as measured by the MSCI EAFE Index, returned +15.46%, topping the S&P 500 Index 8.60% gain. Merger-and-acquisition (M&A) activity and increased consumer confidence continued to push share prices higher in Europe, and the MSCI Europe Index returned +18.17%. Spain's IBEX 35 continued to be one of the top-performing European markets with a return of +13.17%. In Germany, Europe's largest economy, the DAX Index returned +26.49%, supported by lower unemployment and increased business confidence. Upward revisions to economic growth and higher interest rates helped the euro appreciate more than 7% versus the U.S. dollar. Meanwhile, the MSCI Pacific Index returned +9.58%. Despite a pullback of almost 9% in late February, the Chinese equity market, as measured by the Shanghai Composite Index, recovered quickly and has since returned approximately 39% from its 2007 low. Japan was a notable laggard for the period, with the Nikkei 225 Index returning +3.96%, as the country attempts to end an era of deflation and lower-than-expected domestic demand.

Global interest rates continued to trend higher as central banks worked toward preventing widespread inflation. The European Central Bank, the Bank of England, the Reserve Bank of Australia and the Bank of Japan were among the foreign central banks that raised interest rates. Despite a moderation in economic growth, the U.S. Federal Reserve Board remained on hold as inflation indicators remained above the central bank's comfort zone. Reflecting tighter global monetary policy, yields on German bunds and U.K. gilts increased. Five-year U.S. Treasury issues returned +2.44% and 10-year U.S. Treasury issues were up 1.85%, benefiting from a general flight to quality as equity market volatility rose.


What factors most influenced Fund performance during the period?

The Fund capitalized on favorable equity performance in most developed markets around the world. At the start of the period, the Fund's asset allocation strategy included an underweight position in equities, notably in the U.S., and a significant underweight in fixed income securities, particularly high-quality, long-term non-U.S.-dollar sovereign debt.

The Fund benefited from a significant overweight exposure to Asian equities, especially in India and Singapore, and effective stock selection in the United States. Security selection in the energy and industrials sectors also boosted performance as significant growth in Asia, especially China, continued to fuel demand for raw materials, particularly energy resources (as per-capita consumption rose), and capital investment in energy-related production. Detracting from relative results was the Fund's overweight position in Japanese stocks, as equity markets there sold off sharply in February and the yen decreased over the six-month period.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Although considerably underweight in fixed income, the Fund continued to benefit from the makeup of its fixed income component. This included a modest exposure to U.S. corporate bonds, convertible securities and emerging markets debt. The Fund maintained its relatively neutral position in U.S. Treasury issues and its underweight in non-U.S.-dollar sovereign debt (notably in Japan), as yields remained unattractive.


What changes were made to the portfolio during the period?

The Fund's Reference Portfolio comprises 60% equities and 40% fixed income securities. The Fund's equity allocation increased from 53% of net assets to 56%, primarily through increased exposure to U.S. and European equities, notably in Germany. This was partially offset by a decrease in Japanese equities. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated.

We added to our overweight positions in materials and industrials as the demand in developing economies for new and improved infrastructure remains robust, and metals consumption continues to rise. We have continued to slowly increase our underweight positions in the consumer discretionary and financials sectors since we believe the slowdown in the U.S. housing sector will eventually constrict the sustainability of consumer spending and credit growth.

The Fund remained significantly underweight in fixed income securities throughout the six-month period - beginning at 33% of net assets and ending at 31%. The modest decrease was mainly due to a reduction in European sovereign debt and was partially offset by an increase in U.S. Treasury notes, which further tempered portfolio volatility. (The Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 2.3% of the Fund's net assets was invested in convertible securities as of April 30, 2007. These securities are reported as a portion of the Fund's fixed income allocation, although some may tend to perform similarly to equities.

Given the aforementioned changes, the Fund's cash equivalent position decreased from 15% of net assets to 13%. Cash is actively managed and an integral part of the Fund's investment strategy. Currently, cash is considered primarily zero-duration fixed income and includes short-term U.S.-dollar and non-U.S.-dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Broadly speaking, compared to its Reference Portfolio, the Fund closed the period underweight in equities and non-U.S. fixed income securities, and overweight in cash reserves.

Within the equity segment, the Fund was significantly underweight in the United States, somewhat underweight in Europe and overweight in Asia. From a sector perspective, the Fund was overweight in energy, industrials, telecommunication services and materials, and underweight in consumer discretionary, information technology, financials, health care and consumer staples, with a relatively neutral weighting in utilities.

The underweight in fixed income reflects management's assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates, especially outside the United States. With respect to currency, we ended the period with a significant underweighting of the U.S. dollar, a relatively neutral stance on the euro, and slightly overweight in the Brazilian real and several Asian currencies, including the Japanese yen.

The portfolio's equity allocation at year-end, although underweight relative to our Reference Portfolio, was still higher than during most of the Fund's history. Accordingly, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current posture, we believe both of these measures should remain below those typical of the majority of all-equity funds in most market conditions.


Dennis W. Stattman
Vice President and Senior Portfolio Manager


Dan Chamby
Vice President and Associate Portfolio Manager


Aldo Roldan
Associate Portfolio Manager


May 15, 2007



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Portfolio Information

Overall Asset Exposure as of April 30, 2007


                                                                  Percent of Fund's Net Assets    Reference Portfolio+++
                                                                     4/30/07          10/31/06        Percentages
U.S. Equities                                                          21.8%*           18.6%*            36.0%
European Equities                                                      12.9*            12.6*             14.2
Pacific Basin Equities                                                 17.2*            18.5               7.8
Other Equities                                                          3.8              3.3               2.0
Total Equities                                                         55.7             53.0              60.0

U.S. Dollar Denominated Fixed Income Securities                        24.0             21.8              24.0
   U.S. Issuers                                                        21.8             19.2               --
   Non-U.S. Issuers                                                     2.2              2.6               --
Non-U.S. Dollar Denominated Fixed Income Securities                     7.0             10.7              16.0
Total Fixed Income Securities                                          31.0++           32.5++            40.0

Cash & Cash Equivalents**                                              13.3             14.5               --

    * Includes value of financial futures contracts.

   ** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

   ++ Includes Preferred Stock.

  +++ The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index;
      24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World
      Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Portfolio Information (concluded)


Worldwide Investments as of April 30, 2007


Breakdown of Equity &
Fixed Income Securities                                Percent of
By Country                                            Net Assets++

United States                                             66.3%*
Japan                                                      7.7
Germany                                                    4.3
United Kingdom                                             3.5
France                                                     3.0
India                                                      2.7
Brazil                                                     2.5
South Korea                                                2.2
Malaysia                                                   2.0
Singapore                                                  1.8*
Canada                                                     1.8*
China                                                      1.6
Europe                                                     1.4
Australia                                                  1.2
Switzerland                                                1.2
Taiwan                                                     1.0
Hong Kong                                                  0.9
Italy                                                      0.7
Sweden                                                     0.7
Thailand                                                   0.6
Spain                                                      0.5
Chile                                                      0.3
Mexico                                                     0.3
Netherlands                                                0.3
Ireland                                                    0.3
Vietnam                                                    0.3
Denmark                                                    0.2
Iceland                                                    0.2*
Israel                                                     0.2
Norway                                                     0.2
Poland                                                     0.2
Belgium                                                    0.1
Finland                                                    0.1
Hungary                                                    0.1
New Zealand                                                0.1
South Africa                                               0.1
Austria                                                   --**
Peru                                                      --**

   ++ Total may not equal 100%.

    * Includes investments in short-term securities.

   ** Holdings are less than 0.1%.



Ten Largest Industries                                 Percent of
(Equity Investments)                                   Net Assets

Oil, Gas & Consumable Fuels                                6.9%
Insurance                                                  5.2
Commercial Banks                                           3.3
Pharmaceuticals                                            3.0
Industrial Conglomerates                                   2.7
Metals & Mining                                            2.4
Diversified Telecommunication
   Services                                                2.1
Wireless Telecommunication
   Services                                                2.1
Road & Rail                                                1.9
Diversified Financial Services                             1.5

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
  This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Ten Largest Holdings                                   Percent of
(Equity Investments)                                   Net Assets

General Electric Co.                                       1.2%
Microsoft Corp.                                            1.0
Reliance Industries Ltd.                                   0.9
Petroleo Brasileiro                                        0.8
Union Pacific Corp.                                        0.8
American International
   Group, Inc.                                             0.7
Exxon Mobil Corp.                                          0.6
Foster Wheeler Ltd.                                        0.6
Citigroup, Inc.                                            0.6
Pfizer, Inc.                                               0.5



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Performance Data (continued)

Recent Performance Results

                                                                       6-Month         12-Month         10-Year
As of April 30, 2007                                                 Total Return    Total Return     Total Return
Institutional Shares*                                                   + 9.11%         +11.87%         +202.17%
Investor A Shares*                                                      + 9.05          +11.64          +194.88
Investor B Shares*                                                      + 8.59          +10.78          +177.35
Investor C Shares*                                                      + 8.57          +10.74          +172.88
Class R Shares*                                                         + 8.84          +11.30          +188.61
FTSE World Index**                                                      +12.52          +17.85          +136.09
Reference Portfolio***                                                  + 8.00          +12.83          +113.95
U.S. Stocks: S&P 500r Index****                                         + 8.60          +15.24          +116.81
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****               +15.94          +20.04          +153.63
U.S. Bonds: ML Treasury Index GA05++                                    + 2.44          + 6.39          + 71.52
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                                + 3.38          + 6.33          + 75.51

      * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

     ** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

    *** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500
        Index; 24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury Index
        GAO5; and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

   **** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and
        30% of NYSE issues.

  ***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

     ++ This unmanaged Index is designed to track the total return of the current coupon five-year
        U.S. Treasury bond.

   ++++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

        S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++, Class R Shares*++ compared to a similar investment in FTSE World Index++++ and Reference Portfolio++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $11,775.00
April 1999                              $12,637.00
April 2000                              $13,919.00
April 2001                              $15,863.00
April 2002                              $15,947.00
April 2003                              $15,192.00
April 2004                              $19,720.00
April 2005                              $22,182.00
April 2006                              $27,011.00
April 2007                              $30,217.00


Investor A Shares*++

Date                                      Value

April 1997                              $ 9,475.00
April 1998                              $11,139.00
April 1999                              $11,925.00
April 2000                              $13,094.00
April 2001                              $14,888.00
April 2002                              $14,932.00
April 2003                              $14,176.00
April 2004                              $18,361.00
April 2005                              $20,611.00
April 2006                              $25,027.00
April 2007                              $27,940.00


Investor B Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $11,661.00
April 1999                              $12,393.00
April 2000                              $13,505.00
April 2001                              $15,239.00
April 2002                              $15,159.00
April 2003                              $14,285.00
April 2004                              $18,364.00
April 2005                              $20,460.00
April 2006                              $24,843.00
April 2007                              $27,735.00


Investor C Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $11,665.00
April 1999                              $12,391.00
April 2000                              $13,501.00
April 2001                              $15,237.00
April 2002                              $15,156.00
April 2003                              $14,282.00
April 2004                              $18,354.00
April 2005                              $20,446.00
April 2006                              $24,641.00
April 2007                              $27,288.00


Class R Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $11,716.00
April 1999                              $12,512.00
April 2000                              $13,712.00
April 2001                              $15,550.00
April 2002                              $15,554.00
April 2003                              $14,766.00
April 2004                              $19,116.00
April 2005                              $21,418.00
April 2006                              $25,930.00
April 2007                              $28,861.00


FTSE World Index++++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $12,900.00
April 1999                              $14,936.00
April 2000                              $16,836.00
April 2001                              $14,460.00
April 2002                              $12,592.00
April 2003                              $10,828.00
April 2004                              $14,170.00
April 2005                              $15,803.00
April 2006                              $20,033.00
April 2007                              $23,609.00


Reference Portfolio++++++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $12,184.00
April 1999                              $13,808.00
April 2000                              $14,732.00
April 2001                              $13,882.00
April 2002                              $13,159.00
April 2003                              $12,934.00
April 2004                              $15,410.00
April 2005                              $16,832.00
April 2006                              $18,962.00
April 2007                              $21,395.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ++ The Fund invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

   ++++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

 ++++++ The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.

        Past performance is not indicative of future results.



Average Annual Total Return



Institutional Shares                                        Return

One Year Ended 4/30/07                                      +11.87%
Five Years Ended 4/30/07                                    +13.64
Ten Years Ended 4/30/07                                     +11.69



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 4/30/07                    +11.64%           + 5.78%
Five Years Ended 4/30/07                  +13.35            +12.13
Ten Years Ended 4/30/07                   +11.42            +10.82



                                          Return            Return
                                       Without CDSC     With CDSC++++
Investor B Shares++

One Year Ended 4/30/07                    +10.78%           + 6.28%
Five Years Ended 4/30/07                  +12.49            +12.23
Ten Years Ended 4/30/07                   +10.74            +10.74



                                          Return            Return
                                       Without CDSC     With CDSC++++
Investor C Shares++++++

One Year Ended 4/30/07                    +10.74%           + 9.74%
Five Years Ended 4/30/07                  +12.48            +12.48
Ten Years Ended 4/30/07                   +10.56            +10.56



Class R Shares                                              Return

One Year Ended 4/30/07                                      +11.30%
Five Years Ended 4/30/07                                    +13.16
Ten Years Ended 4/30/07                                     +11.18


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Assuming payment of applicable contingent deferred sales charge.

 ++++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.




BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2006 and held through April 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value       November 1, 2006
                                                         November 1,           April 30,           to April 30,
                                                             2006                 2007                 2007
Actual

Institutional                                               $1,000             $1,091.10              $4.04
Investor A                                                  $1,000             $1,090.50              $5.34
Investor B                                                  $1,000             $1,085.90              $9.31
Investor C                                                  $1,000             $1,085.70              $9.26
Class R                                                     $1,000             $1,088.40              $6.73

Hypothetical (5% annual return before expenses)**

Institutional                                               $1,000             $1,020.93              $3.91
Investor A                                                  $1,000             $1,019.69              $5.16
Investor B                                                  $1,000             $1,015.87              $9.00
Investor C                                                  $1,000             $1,015.92              $8.95
Class R                                                     $1,000             $1,018.35              $6.51

  * For each class of the Fund, expenses paid are equal to the annualized expense ratio for the class
    (.78% for Institutional, 1.03% for Investor A, 1.80% for Investor B, 1.79% for Investor C and 1.30%
    for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)      (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

Australia--1.2%

   Beverages--0.0%

   Coca-Cola Amatil Ltd.                           1,050,000   $      8,249,516

   Capital Markets--0.2%

   Macquarie Bank Ltd.                               467,000         33,464,127

   Commercial Banks--0.2%

   National Australia Bank Ltd.                      805,158         28,601,124

   Metals & Mining--0.4%

   BHP Billiton Ltd.                               1,250,000         30,517,971
   Newcrest Mining Ltd.                              470,000          9,073,138
   Rio Tinto Ltd.                                    350,000         23,902,746
   Zinifex Ltd.                                    1,000,000         13,657,937
                                                               ----------------
                                                                     77,151,792

   Oil, Gas & Consumable Fuels--0.1%

   Woodside Petroleum Ltd.                           475,000         15,444,512

   Paper & Forest Products--0.0%

   Great Southern Plantations Ltd.                 1,600,000          2,696,895

   Transportation Infrastructure--0.3%

   Macquarie Airports Group                        2,900,000          9,553,539
   Macquarie Infrastructure Group                  8,000,000         25,071,274
   Transurban Group                                2,882,894         19,226,911
                                                               ----------------
                                                                     53,851,724

   Total Common Stocks in Australia                                 219,459,690


Austria--0.0%

   Diversified Telecommunication
   Services--0.0%

   Telekom Austria AG                                125,100          3,537,982

   Total Common Stocks in Austria                                     3,537,982


Belgium--0.1%

   Leisure Equipment & Products--0.1%

   AGFA-Gevaert NV                                   639,143         15,456,108

   Total Common Stocks in Belgium                                    15,456,108


Brazil--1.5%

   Commercial Banks--0.0%

   Uniao de Bancos Brasileiros SA (e)                 85,000          8,250,100

   Construction & Engineering--0.1%

   Obrascon Huarte Lain Brasil SA (b)                600,000          9,231,451

   Electric Utilities--0.0%

   Cia Energetica de Minas Gerais (e)                145,000          7,521,150

   Food & Staples Retailing--0.0%

   Companhia Brasileira de Distribuicao
     Grupo Pao de Acucar                         152,800,000          4,814,731

   Food Products--0.1%

   Cosan SA Industria e Comercio (b)                 525,000         10,106,592

   Household Durables--0.0%

   Gafisa SA                                         393,450          5,544,059

   Leisure Equipment & Products--0.0%

   Localiza Rent A Car SA                            803,100          8,244,121

   Metals & Mining--0.2%

   Companhia Vale do Rio Doce
     (Preference 'A' Shares) (e)                     750,000         25,642,500
   Usinas Siderurgicas de Minas Gerais SA
     (Preference 'A' Shares)                         291,000         13,825,759
                                                               ----------------
                                                                     39,468,259



                                                      Shares
   Industry           Common Stocks                     Held          Value

Brazil (concluded)

   Oil, Gas & Consumable Fuels--0.8%

   Petroleo Brasileiro SA (e)                      1,579,000   $    150,486,380

   Road & Rail--0.1%

   All America Latina Logistica SA                 1,380,000         16,306,435

   Software--0.1%

   Datasul                                           975,000         10,968,810

   Water Utilities--0.0%

   Companhia de Saneamento de Minas
     Gerais                                          630,000          8,095,613

   Wireless Telecommunication
   Services--0.1%

   Vivo Participacoes SA (d)(e)                    2,500,000         11,400,000

   Total Common Stocks in Brazil                                    290,437,701


Canada--1.4%

   Communications Equipment--0.1%

   Nortel Networks Corp. (b)                         740,300         16,938,064

   Diversified Telecommunication
   Services--0.0%

   BCE, Inc.                                          18,700            631,125

   Food Products--0.0%

   Saskatchewan Wheat Pool (b)                     1,000,000          7,478,151

   Insurance--0.0%

   Sun Life Financial, Inc.                           11,400            539,790

   Metals & Mining--0.5%

   Alamos Gold, Inc. (b)                           2,100,000         12,620,056
   Barrick Gold Corp.                                379,740         10,674,491
   Kinross Gold Corp. (b)                          3,325,244         44,250,702
   Kinross Gold Corp. (b)(d)                       1,429,672         19,057,533
   Peak Gold Ltd. (b)                              3,500,000          2,491,215
                                                               ----------------
                                                                     89,093,997

   Oil, Gas & Consumable Fuels--0.3%

   Canadian Natural Resources Ltd.                   150,000          8,941,500
   Petro-Canada Inc.                                 337,000         14,984,188
   Suncor Energy, Inc. (e)                           244,100         19,650,050
   Talisman Energy, Inc.                             225,000          4,269,304
                                                               ----------------
                                                                     47,845,042

   Road & Rail--0.3%

   Canadian Pacific Railway Ltd.                     641,300         40,613,548
   Canadian Pacific Railway Ltd. (US)                250,000         15,880,000
                                                               ----------------
                                                                     56,493,548

   Wireless Telecommunication
   Services--0.2%

   Rogers Communications, Inc. Class B             1,202,800         45,898,848

   Total Common Stocks in Canada                                    264,918,565


Chile--0.1%

   Commercial Banks--0.1%

   Banco Santander Chile SA (e)                      340,400         16,815,760

   Electric Utilities--0.0%

   Enersis SA (e)                                    400,000          7,576,000

   Total Common Stocks in Chile                                      24,391,760


China--1.3%

   Automobiles--0.0%

   Denway Motors Ltd.                             10,000,000          3,976,257



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

China (concluded)

   Diversified Telecommunication
   Services--0.0%

   China Communications Services
     Corp. Ltd. (b)                                  368,400   $        229,826

   Electrical Equipment--0.1%

   Shanghai Electric Group Corp.                  24,766,000         10,631,291

   Food Products--0.1%

   Chaoda Modern Agriculture
     Holdings Ltd.                                26,851,800         22,179,999

   Industrial Conglomerates--0.4%

   Beijing Enterprises Holdings Ltd.              21,415,300         55,285,199
   Shanghai Industrial Holdings Ltd.               2,866,500          7,500,540
   Tianjin Development Holdings Ltd.              20,000,000         16,579,639
                                                               ----------------
                                                                     79,365,378

   Insurance--0.1%

   China Life Insurance Co. Ltd. (e)                 332,366         15,401,840
   Ping An Insurance Group Co. of
     China Ltd.                                    1,725,000          9,120,355
                                                               ----------------
                                                                     24,522,195

   Oil, Gas & Consumable Fuels--0.5%

   China Shenhua Energy Co. Ltd. Class H          18,916,600         46,747,411
   Yanzhou Coal Mining Co. Ltd.                   38,774,200         39,671,099
                                                               ----------------
                                                                     86,418,510

   Transportation Infrastructure--0.1%

   Hainan Meilan International Airport
     Co., Ltd. (b)                                 5,459,600          2,992,599
   Jiangsu Express                                 4,998,600          4,241,276
   Xiamen International Port Co. Ltd. (b)         21,280,700          6,495,484
                                                               ----------------
                                                                     13,729,359

   Total Common Stocks in China                                     241,052,815


Denmark--0.2%

   Commercial Banks--0.2%

   Danske Bank A/S                                   665,776         31,090,525

   Total Common Stocks in Denmark                                    31,090,525


Finland--0.1%

   Electric Utilities--0.1%

   Fortum Oyj (d)                                    861,766         26,681,258

   Total Common Stocks in Finland                                    26,681,258


France--1.7%

   Aerospace & Defense--0.1%

   European Aeronautic Defense and
     Space Co.                                       700,000         22,404,798

   Automobiles--0.2%

   Renault SA                                        305,238         39,624,417

   Commercial Banks--0.4%

   BNP Paribas SA                                    329,702         38,248,886
   Societe Generale                                  181,074         38,373,878
                                                               ----------------
                                                                     76,622,764

   Communications Equipment--0.0%

   Alcatel SA (e)                                    244,500          3,239,625

   Diversified Telecommunication
   Services--0.2%

   France Telecom SA                               1,000,000         29,242,183



                                                      Shares
   Industry           Common Stocks                     Held          Value

France (concluded)

   Electric Utilities--0.2%

   Electricite de France SA                          386,951   $     33,629,509

   Insurance--0.1%

   AXA SA                                            540,252         24,804,923

   Machinery--0.1%

   Vallourec                                         101,972         27,771,956

   Oil, Gas & Consumable Fuels--0.3%

   Total SA                                          726,468         53,553,841

   Pharmaceuticals--0.1%

   Sanofi-Aventis                                    178,357         16,326,234

   Software--0.0%

   Infogrames Entertainment SA (b)                 6,880,000          2,336,812

   Total Common Stocks in France                                    329,557,062


Germany--1.8%

   Air Freight & Logistics--0.2%

   Deutsche Post AG                                  892,457         30,724,071

   Automobiles--0.1%

   Bayerische Motoren Werke AG                       463,780         28,527,575

   Chemicals--0.4%

   BASF AG                                           205,982         24,575,944
   Bayer AG                                          650,237         44,731,024
                                                               ----------------
                                                                     69,306,968

   Construction & Engineering--0.1%

   Hochtief AG                                       225,188         23,657,568

   Electric Utilities--0.2%

   E.ON AG                                           215,100         32,174,769

   Industrial Conglomerates--0.2%

   Siemens AG                                        385,541         46,517,498

   Insurance--0.4%

   Allianz AG Registered Shares                      193,475         44,012,995
   Muenchener Rueckversicherungs AG
     Registered Shares                               128,769         22,873,763
                                                               ----------------
                                                                     66,886,758

   Multi-Utilities--0.2%

   RWE AG                                            352,204         37,123,324

   Total Common Stocks in Germany                                   334,918,531


Hong Kong--0.7%

   Commercial Banks--0.1%

   HSBC Holdings Plc Hong Kong Registered          1,000,059         18,360,799

   Computers & Peripherals--0.0%

   Lenovo Group Ltd.                              25,000,000          9,975,120

   Electric Utilities--0.1%

   Cheung Kong Infrastructure Holdings Ltd.        4,499,900         16,089,291

   Industrial Conglomerates--0.2%

   Hutchison Whampoa Ltd.                          3,500,000         33,701,999

   Real Estate Management
   & Development--0.3%

   Cheung Kong Holdings Ltd.                       1,650,000         21,376,099
   Sun Hung Kai Properties Ltd.                    1,991,700         23,270,389
   Wharf Holdings Ltd.                             4,043,000         14,882,076
                                                               ----------------
                                                                     59,528,564

   Total Common Stocks in Hong Kong                                 137,655,773



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

Hungary--0.1%

   Oil, Gas & Consumable Fuels--0.1%

   Mol Magyar Olaj-es Gazipari Rt.                   171,248   $     20,846,230

   Total Common Stocks in Hungary                                    20,846,230


India--2.2%

   Automobiles--0.2%

   Bajaj Auto Ltd.                                   168,000          9,906,519
   Tata Motors Ltd.                                  837,540         15,155,612
                                                               ----------------
                                                                     25,062,131

   Commercial Banks--0.1%

   Karnataka Bank Ltd.                             1,000,000          4,030,351
   State Bank of India Ltd.                          575,000         15,266,384
                                                               ----------------
                                                                     19,296,735

   Construction Materials--0.1%

   Gujarat Ambuja Cements Ltd.                     4,770,082         13,555,233

   Diversified Financial Services--0.0%

   Reliance Capital Ltd.                             225,000          3,860,252

   Electric Utilities--0.0%

   Reliance Energy Ltd.                              300,000          3,686,118

   Household Products--0.0%

   Hindustan Lever Ltd.                              250,000          1,202,455

   IT Services--0.2%

   Infosys Technologies Ltd.                         545,000         26,902,956

   Independent Power Producers
   & Energy Traders--0.0%

   Reliance Natural Resources Ltd. (b)             5,400,000          3,351,042

   Media--0.3%

   ASC Enterprises Ltd. (b)                        3,552,436          9,292,911
   Wire and Wireless India Ltd. (b)                3,089,075          6,269,645
   Zee News Ltd. (b)                               2,793,141          2,712,446
   Zee Telefilms Ltd.                              6,178,150         43,598,116
                                                               ----------------
                                                                     61,873,118

   Oil, Gas & Consumable Fuels--0.9%

   Hindustan Petroleum Corp.                         300,000          1,955,404
   Reliance Industries Ltd.                        4,600,000        173,156,118
                                                               ----------------
                                                                    175,111,522

   Pharmaceuticals--0.0%

   Wockhardt Ltd.                                    225,000          2,323,045

   Road & Rail--0.1%

   Container Corp. of India                          450,000         22,656,058

   Thrifts & Mortgage Finance--0.1%

   Housing Development Finance Corp.                 575,000         23,045,938

   Wireless Telecommunication
   Services--0.2%

   Reliance Communication Ventures Ltd. (b)        2,250,000         25,869,330

   Total Common Stocks in India                                     407,795,933


Ireland--0.3%

   Commercial Banks--0.1%

   Allied Irish Banks Plc                            894,408         27,087,501

   Construction Materials--0.2%

   CRH Plc                                           681,476         29,868,549

   Total Common Stocks in Ireland                                    56,956,050


Israel--0.2%

   Communications Equipment--0.1%

   ECI Telecom Ltd. (b)(e)                         3,115,000         26,041,400



                                                      Shares
   Industry           Common Stocks                     Held          Value

Israel (concluded)

   Pharmaceuticals--0.1%

   Teva Pharmaceutical Industries Ltd. (e)           300,001   $     11,493,038

   Software--0.0%

   Ectel Ltd. (b)(e)                                 227,521            798,599

   Total Common Stocks in Israel                                     38,333,037


Italy--0.7%

   Commercial Banks--0.4%

   Banca Intesa SpA (b)                            4,468,266         37,439,805
   UniCredito Italiano SpA                         3,975,738         40,847,981
                                                               ----------------
                                                                     78,287,786

   Diversified Telecommunication
   Services--0.1%

   Telecom Italia SpA (RNC)                        8,046,543         19,679,291

   Oil, Gas & Consumable Fuels--0.2%

   Eni SpA                                         1,212,599         40,214,311

   Total Common Stocks in Italy                                     138,181,388


Japan--6.7%

   Auto Components--0.1%

   Toyota Industries Corp.                           532,900         25,108,892

   Automobiles--0.4%

   Honda Motor Co., Ltd.                             300,000         10,303,855
   Suzuki Motor Corp.                              2,000,000         56,859,071
                                                               ----------------
                                                                     67,162,926

   Beverages--0.4%

   Coca-Cola Central Japan Co., Ltd.                   1,450         11,299,699
   Coca-Cola West Holdings Co., Ltd.               1,555,700         33,928,070
   Hokkaido Coca-Cola Bottling Co., Ltd.             500,000          3,056,907
   Kirin Brewery Co., Ltd.                         1,000,000         15,115,775
   Mikuni Coca-Cola Bottling Co., Ltd.             1,350,000         14,262,117
                                                               ----------------
                                                                     77,662,568

   Building Products--0.1%

   Asahi Glass Co., Ltd.                           1,250,000         16,814,655
   Daikin Industries Ltd.                            125,200          4,231,281
                                                               ----------------
                                                                     21,045,936

   Capital Markets--0.0%

   Nomura Holdings, Inc.                             500,000          9,555,601

   Chemicals--0.4%

   Mitsubishi Rayon Co., Ltd.                      1,500,000         10,426,184
   Shin-Etsu Chemical Co., Ltd.                      525,000         33,885,156
   Sumitomo Chemical Co., Ltd.                     3,999,800         26,417,733
                                                               ----------------
                                                                     70,729,073

   Commercial Banks--0.4%

   The Bank of Yokohama Ltd.                       1,784,000         13,060,719
   Fukuoka Financial Group, Inc.                   2,424,000         18,461,229
   Mitsubishi UFJ Financial Group, Inc.                1,300         13,522,721
   Shinsei Bank Ltd.                               2,749,600         11,856,453
   Sumitomo Mitsui Financial Group, Inc.               2,850         24,897,805
                                                               ----------------
                                                                     81,798,927

   Construction & Engineering--0.3%

   JGC Corp.                                       1,365,000         20,968,608
   Kinden Corp.                                    1,500,000         14,178,227
   Okumura Corp.                                   4,158,800         23,181,457
                                                               ----------------
                                                                     58,328,292



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

Japan (continued)

   Consumer Finance--0.1%

   Credit Saison Co., Ltd.                           500,000   $     14,215,898

   Diversified Financial Services--0.4%

   NCB Holdings Ltd. (b)                              34,970          3,322,150
   RHJ International (b)                           2,868,100         57,926,391
   RHJ International (b)(e)(j)                       911,000         18,399,268
                                                               ----------------
                                                                     79,647,809

   Electronic Equipment
   & Instruments--0.2%

   Murata Manufacturing Co., Ltd.                    414,000         30,509,404

   Food & Staples Retailing--0.2%

   Ministop Co., Ltd.                                200,000          3,537,897
   Seven & I Holdings Co. Ltd.                     1,116,400         32,192,309
                                                               ----------------
                                                                     35,730,206

   Food Products--0.1%

   Ajinomoto Co., Inc.                             1,461,400         17,978,920
   House Foods Corp.                                 250,000          4,228,899
                                                               ----------------
                                                                     22,207,819

   Gas Utilities--0.2%

   Tokyo Gas Co., Ltd.                             6,591,200         33,124,388

   Household Durables--0.1%

   Rinnai Corp.                                      223,100          6,118,417
   Sekisui House Ltd.                              1,000,000         14,758,540
                                                               ----------------
                                                                     20,876,957

   Insurance--1.5%

   Aioi Insurance Co., Ltd.                        7,319,400         49,586,817
   Millea Holdings, Inc.                           2,525,000         93,561,856
   Mitsui Sumitomo Insurance Co., Ltd.             6,727,650         83,485,022
   Nipponkoa Insurance Co., Ltd.                   6,125,000         50,974,194
                                                               ----------------
                                                                    277,607,889

   Machinery--0.1%

   Kubota Corp.                                    2,125,600         20,089,127
   Tadano Ltd.                                        52,300            689,316
                                                               ----------------
                                                                     20,778,443

   Media--0.1%

   Toho Co., Ltd.                                  1,254,700         24,617,833

   Office Electronics--0.2%

   Canon, Inc.                                       750,000         42,078,249

   Pharmaceuticals--0.4%

   Takeda Pharmaceutical Co., Ltd.                   970,000         62,882,622
   Tanabe Seiyaku Co., Ltd.                          994,000         12,861,282
                                                               ----------------
                                                                     75,743,904

   Real Estate Management
   & Development--0.2%

   Marco Polo Investment Holdings Ltd. (b)             4,274          3,589,740
   NTT Urban Development Co.                          12,000         28,501,820
                                                               ----------------
                                                                     32,091,560

   Road & Rail--0.2%

   East Japan Railway Co.                              3,600         29,192,253

   Tobacco--0.1%

   Japan Tobacco, Inc.                                 5,000         24,421,443

   Trading Companies
   & Distributors--0.2%

   Mitsubishi Corp.                                1,744,900         37,194,849



                                                      Shares
   Industry           Common Stocks                     Held          Value

Japan (concluded)

   Wireless Telecommunication
   Services--0.3%

   NTT DoCoMo, Inc.                                   31,300   $     53,274,301
   Okinawa Cellular Telephone Co.                        640          1,875,299
                                                               ----------------
                                                                     55,149,600

   Total Common Stocks in Japan                                   1,266,580,719


Malaysia--0.7%

   Diversified Telecommunication
   Services--0.1%

   Telekom Malaysia Bhd                            3,300,000         10,378,178

   Electric Utilities--0.2%

   Tenaga Nasional Bhd                            12,500,444         41,459,707

   Food Products--0.2%

   IOI Corp. Bhd                                   5,400,000         39,612,006

   Independent Power Producers
   & Energy Traders--0.0%

   Malakoff Bhd                                    1,000,000          3,009,936

   Tobacco--0.1%

   British American Tobacco Malaysia Bhd           1,125,000         15,095,554

   Transportation Infrastructure--0.0%

   PLUS Expressways Bhd                            3,859,800          3,416,292

   Wireless Telecommunication
   Services--0.1%

   Maxis Communications Bhd                        4,500,000         17,095,266

   Total Common Stocks in Malaysia                                  130,066,939


Mexico--0.3%

   Beverages--0.1%

   Fomento Economico Mexicano, SA
     de CV (e)                                       200,000         21,538,000

   Media--0.2%

   Grupo Televisa, SA (e)                          1,400,000         39,270,000

   Total Common Stocks in Mexico                                     60,808,000


Netherlands--0.1%

   Metals & Mining--0.1%

   Arcelor Mittal                                    498,631         26,625,245

   Total Common Stocks in the Netherlands                            26,625,245


New Zealand--0.1%

   Diversified Telecommunication
   Services--0.0%

   Telecom Corp. of New Zealand Ltd.               2,000,000          7,131,804

   Electric Utilities--0.1%

   Contact Energy Ltd.                             1,115,000          7,513,164

   Total Common Stocks in New Zealand                                14,644,968


Norway--0.2%

   Diversified Telecommunication
   Services--0.0%

   Telenor ASA                                       356,500          6,634,415

   Industrial Conglomerates--0.1%

   Orkla ASA                                         737,655         11,759,255

   Oil, Gas & Consumable Fuels--0.1%

   Statoil ASA                                     1,009,205         28,244,121

   Total Common Stocks in Norway                                     46,637,791



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

Peru--0.0%

   Metals & Mining--0.0%

   Southern Copper Corp. (d)                          94,000   $      7,548,200

   Total Common Stocks in Peru                                        7,548,200


Singapore--1.4%

   Commercial Banks--0.1%

   Oversea-Chinese Banking Corp.                   3,000,000         17,626,421

   Diversified Telecommunication
   Services--0.3%

   Singapore Telecommunications Ltd.              25,541,910         55,462,428

   Health Care Providers &
   Services--0.1%

   Parkway Holdings Ltd.                           8,999,900         23,251,592

   Industrial Conglomerates--0.4%

   Fraser and Neave Ltd.                           7,999,800         28,171,619
   Keppel Corp. Ltd.                               3,527,000         49,292,441
                                                               ----------------
                                                                     77,464,060

   Real Estate Management &
   Development--0.4%

   CapitaLand Ltd.                                 8,350,625         46,189,269
   Keppel Land Ltd.                                3,719,200         21,476,766
                                                               ----------------
                                                                     67,666,035

   Wireless Telecommunication
   Services--0.1%

   MobileOne Ltd.                                 12,000,000         17,659,772

   Total Common Stocks in Singapore                                 259,130,308


South Africa--0.1%

   Metals & Mining--0.1%

   Gold Fields Ltd. (e)                              550,000          9,883,500

   Oil, Gas & Consumable Fuels--0.0%

   Sasol Ltd.                                        152,000          5,203,260

   Total Common Stocks in South Africa                               15,086,760


South Korea--2.1%

   Chemicals--0.1%

   Samsung Fine Chemicals Co., Ltd.                  608,400         18,716,306

   Commercial Banks--0.2%

   Daegu Bank                                        483,800          7,949,476
   Hana Financial Group, Inc.                        178,800          9,335,178
   Kookmin Bank                                      218,800         19,580,415
   Pusan Bank                                        600,100          8,793,861
                                                               ----------------
                                                                     45,658,930

   Diversified Telecommunication
   Services--0.3%

   KT Corp. (e)                                    2,200,000         49,852,000

   Electric Utilities--0.2%

   Korea Electric Power Corp.                        700,000         28,545,652

   Electrical Equipment--0.1%

   LS Cable Ltd.                                     342,000         18,672,241

   Electronic Equipment
   & Instruments--0.0%

   Fine DNC Co., Ltd.                                635,000          2,952,666
   Interflex Co., Ltd.                               565,000          3,389,456
                                                               ----------------
                                                                      6,342,122



                                                      Shares
   Industry           Common Stocks                     Held          Value

South Korea (concluded)

   Food Products--0.2%

   CJ Corp.                                          206,800   $     23,083,631
   Nong Shim Co., Ltd.                                23,100          6,171,716
                                                               ----------------
                                                                     29,255,347

   Hotels, Restaurants
   & Leisure--0.0%

   Paradise Co. Ltd.                               1,547,185          5,881,301

   Insurance--0.2%

   Dongbu Insurance Co., Ltd. (b)                    339,200          9,875,679
   Korean Reinsurance Co. (b)                      1,300,300         16,542,712
   Meritz Fire & Marine Insurance Co. Ltd.         1,335,500         11,276,642
                                                               ----------------
                                                                     37,695,033

   Internet & Catalog Retail--0.1%

   CJ Home Shopping                                  130,000          9,287,529

   Metals & Mining--0.4%

   POSCO                                             117,730         49,372,158
   POSCO (e)                                         325,000         34,040,500
                                                               ----------------
                                                                     83,412,658

   Multiline Retail--0.0%

   Lotte Shopping Co. (e)(j)                         171,000          3,216,014

   Textiles, Apparel & Luxury
   Goods--0.0%

   Cheil Industries, Inc.                            225,000          8,488,757

   Tobacco--0.2%

   KT&G Corp.                                        600,000         43,131,858

   Wireless Telecommunication
   Services--0.1%

   SK Telecom Co., Ltd.                               70,140         14,793,364

   Total Common Stocks in South Korea                               402,949,112


Spain--0.5%

   Commercial Banks--0.4%

   Banco Bilbao Vizcaya Argentaria SA              1,552,399         37,118,585
   Banco Santander Central Hispano SA              2,305,594         41,500,000
                                                               ----------------
                                                                     78,618,585

   Diversified Telecommunication
   Services--0.1%

   Telefonica SA (e)                                 186,798         12,636,885

   Transportation Infrastructure--0.0%

   Cintra Concesiones de Infraestructuras
     de Transporte SA (d)                            419,999          7,521,483

   Total Common Stocks in Spain                                      98,776,953


Sweden--0.2%

   Diversified Financial Services--0.2%

   Investor AB                                     1,172,515         31,359,979

   Total Common Stocks in Sweden                                     31,359,979


Switzerland--1.1%

   Capital Markets--0.4%

   Credit Suisse Group                               525,058         41,208,015
   UBS AG                                            615,951         40,029,988
                                                               ----------------
                                                                     81,238,003



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

Switzerland (concluded)

   Food Products--0.2%

   Nestle SA Registered Shares                        89,800   $     35,548,983

   Insurance--0.2%

   Swiss Reinsurance Registered Shares               318,123         29,903,551


   Pharmaceuticals--0.3%

   Novartis AG (e)                                   150,000          8,713,500
   Novartis AG Registered Shares                     951,631         55,285,689
                                                               ----------------
                                                                     63,999,189

   Total Common Stocks in Switzerland                               210,689,726


Taiwan--0.8%

   Commercial Banks--0.1%

   Chinatrust Financial Holding Co.               14,067,540         11,021,683
   SinoPac Financial Holdings Co., Ltd.           11,505,560          4,975,769
   Taishin Financial Holdings Co., Ltd. (b)        9,335,042          4,543,422
                                                               ----------------
                                                                     20,540,874

   Construction Materials--0.1%

   Taiwan Cement Corp.                            25,453,578         22,610,360

   Diversified Financial Services--0.1%

   Fubon Financial Holding Co. Ltd.               10,405,000          9,032,748

   Diversified Telecommunication
   Services--0.3%

   Chunghwa Telecom Co. Ltd.                       4,570,000          8,682,052
   Chunghwa Telecom Co. Ltd. (e)                   2,040,000         40,596,000
                                                               ----------------
                                                                     49,278,052

   Electronic Equipment
   & Instruments--0.1%

   Delta Electronics, Inc.                         8,000,799         24,993,251

   Insurance--0.1%

   Cathay Financial Holding Co., Ltd.              7,984,402         16,169,912

   Total Common Stocks in Taiwan                                    142,625,197


Thailand--0.6%

   Commercial Banks--0.1%

   Siam Commercial Bank PCL                       12,600,000         24,094,896

   Construction Materials--0.1%

   Siam Cement PCL Foreign Shares                  2,500,000         17,010,639

   Electronic Equipment
   & Instruments--0.1%

   Hana Microelectronics PCL                      10,500,000          7,774,982

   Food Products--0.0%

   Thai Union Frozen Products PCL
     Foreign Shares                                3,300,000          2,091,325

   Oil, Gas & Consumable Fuels--0.3%

   PTT Exploration & Production PCL                6,250,000         16,894,321
   PTT PCL                                         4,500,000         28,468,728
                                                               ----------------
                                                                     45,363,049

   Transportation Infrastructure--0.0%

   Airports of Thailand PCL                        2,250,000          3,849,748
   Bangkok Expressway PCL Foreign Shares           4,950,000          3,330,841
                                                               ----------------
                                                                      7,180,589

   Total Common Stocks in Thailand                                  103,515,480



                                                      Shares
   Industry           Common Stocks                     Held          Value

United Kingdom--3.1%

   Aerospace & Defense--0.2%

   BAE Systems Plc                                 3,897,989   $     35,335,017

   Beverages--0.1%

   Diageo Plc (e)                                    335,000         28,274,000

   Commercial Banks--0.3%

   Barclays Plc                                    1,747,499         25,228,141
   HBOS Plc                                        1,820,891         39,075,622
                                                               ----------------
                                                                     64,303,763

   Diversified Financial Services--0.0%

   Guinness Peat Group Plc                         5,097,653          8,891,713

   Food Products--0.5%

   Cadbury Schweppes Plc (e)                         789,900         41,904,195
   Premier Foods Plc                               1,000,000          6,089,492
   Unilever Plc                                    1,433,759         44,857,738
                                                               ----------------
                                                                     92,851,425

   Insurance--0.3%

   Aviva Plc                                       1,555,058         24,397,040
   Prudential Plc                                  2,161,004         32,110,809
                                                               ----------------
                                                                     56,507,849

   Oil, Gas & Consumable Fuels--0.4%

   Royal Dutch Shell Plc (e)                         200,000         13,870,000
   Royal Dutch Shell Plc Class B                   1,789,629         63,022,233
                                                               ----------------
                                                                     76,892,233

   Pharmaceuticals--0.4%

   GlaxoSmithKline Plc                             2,322,783         66,996,626

   Specialty Retail--0.1%

   Kesa Electricals Plc                            2,825,113         18,983,707

   Tobacco--0.2%

   British American Tobacco Plc                    1,080,593         33,444,922

   Wireless Telecommunication
   Services--0.6%

   Vodafone Group Plc                             29,118,967         82,842,182
   Vodafone Group Plc (e)                            876,736         25,188,625
                                                               ----------------
                                                                    108,030,807

   Total Common Stocks in the United Kingdom                        590,512,062


United States--22.8%

   Aerospace & Defense--0.1%

   Boeing Co.                                          5,300            492,900
   General Dynamics Corp.                             89,600          7,033,600
   KBR, Inc. (b)                                     258,628          5,343,255
   Lockheed Martin Corp.                               6,000            576,840
   Northrop Grumman Corp.                              7,600            559,664
   Raytheon Co.                                       10,400            556,816
   Spirit Aerosystems Holdings, Inc.
     Class A (b)                                     300,000          9,489,000
                                                               ----------------
                                                                     24,052,075

   Air Freight & Logistics--0.0%

   FedEx Corp.                                        52,500          5,535,600



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (continued)

   Airlines--0.0%

   AMR Corp. (b)                                      17,100   $        446,139
   Continental Airlines, Inc. Class B (b)             12,600            460,656
   US Airways Group, Inc. (b)                         10,500            387,870
                                                               ----------------
                                                                      1,294,665

   Automobiles--0.0%

   General Motors Corp.                              251,100          7,841,853

   Beverages--0.2%

   The Coca-Cola Co.                                 524,800         27,389,312
   Constellation Brands, Inc. Class A (b)(d)         381,600          8,551,656
   PepsiAmericas, Inc.                               159,000          3,838,260
   Pepsi Bottling Group, Inc.                         22,400            734,944
                                                               ----------------
                                                                     40,514,172

   Biotechnology--0.0%

   Senomyx, Inc. (b)                                 448,500          6,041,295

   Capital Markets--0.4%

   American Capital Strategies Ltd.                   12,300            598,764
   Ameriprise Financial, Inc.                         10,000            594,700
   The Bank of New York Co., Inc.                    778,300         31,505,584
   The Bear Stearns Cos., Inc.                         3,300            513,810
   The Goldman Sachs Group, Inc.                       2,900            633,969
   Mellon Financial Corp.                             40,200          1,725,786
   Morgan Stanley                                      6,900            579,669
   Northern Trust Corp.                              506,400         31,877,880
   State Street Corp.                                 82,000          5,647,340
                                                               ----------------
                                                                     73,677,502

   Chemicals--0.1%

   Albemarle Corp.                                    17,300            734,385
   Celanese Corp. Series A                            23,000            762,910
   E.I. du Pont de Nemours & Co.                     238,500         11,727,045
   Lubrizol Corp.                                     12,900            773,226
                                                               ----------------
                                                                     13,997,566

   Commercial Banks--0.1%

   Wachovia Corp.                                     62,400          3,465,696
   Wells Fargo & Co.                                 257,400          9,238,086
                                                               ----------------
                                                                     12,703,782

   Commercial Services & Supplies--0.0%

   Avery Dennison Corp.                                9,200            572,240

   Communications Equipment--1.3%

   3Com Corp. (b)                                  6,807,816         27,435,498
   Avaya, Inc. (b)                                    40,900            528,428
   Ciena Corp. (b)                                   630,700         18,391,212
   Cisco Systems, Inc. (b)                         2,753,500         73,628,590
   Comverse Technology, Inc. (b)                   2,436,700         55,264,356
   Extreme Networks, Inc. (b)                        702,300          2,872,407
   JDS Uniphase Corp. (b)(d)                         298,112          4,912,886
   Motorola, Inc.                                  1,417,700         24,568,741
   QUALCOMM, Inc.                                    912,700         39,976,260
   Tellabs, Inc. (b)                                 250,900          2,664,558
                                                               ----------------
                                                                    250,242,936



                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (continued)

   Computers & Peripherals--1.0%

   Apple Computer, Inc. (b)                          619,100   $     61,786,180
   Hewlett-Packard Co.                               572,300         24,116,722
   International Business Machines Corp.             707,500         72,313,575
   Lexmark International, Inc. Class A (b)            11,300            615,850
   Sun Microsystems, Inc. (b)                      4,000,000         20,880,000
                                                               ----------------
                                                                    179,712,327

   Construction & Engineering--0.6%

   Foster Wheeler Ltd. (b)                         1,690,375        116,348,511

   Consumer Finance--0.0%

   SLM Corp.                                         150,000          8,074,500

   Containers & Packaging--0.1%

   Crown Holdings, Inc. (b)                          572,300         13,832,491
   Smurfit-Stone Container Corp. (b)                 601,100          7,243,255
                                                               ----------------
                                                                     21,075,746

   Diversified Financial Services--0.8%

   Bank of America Corp.                             560,000         28,504,000
   CIT Group, Inc.                                     8,800            524,920
   Citigroup, Inc.                                 1,988,058        106,599,670
   JPMorgan Chase & Co.                              200,000         10,420,000
                                                               ----------------
                                                                    146,048,590

   Diversified Telecommunication
   Services--0.7%

   AT&T Inc.                                       1,251,322         48,451,188
   Cincinnati Bell, Inc. (b)                         334,700          1,696,929
   Embarq Corp.                                       63,260          3,798,130
   General Communication, Inc. Class A (b)           662,200          9,423,106
   Qwest Communications International
     Inc. (b)                                         67,300            597,624
   Verizon Communications, Inc.                    1,546,800         59,056,824
   Windstream Corp.                                  321,266          4,696,909
                                                               ----------------
                                                                    127,720,710

   Electric Utilities--0.3%

   Edison International                               12,700            664,845
   Mirant Corp. (b)                                  524,000         23,511,880
   PPL Corp.                                         574,800         25,067,028
                                                               ----------------
                                                                     49,243,753

   Electronic Equipment
   & Instruments--0.0%

   Avnet, Inc. (b)                                    20,100            822,090

   Energy Equipment & Services--1.3%

   Baker Hughes, Inc.                                100,000          8,039,000
   Complete Production Services, Inc. (b)            739,200         17,792,544
   ENSCO International, Inc.                         256,100         14,438,918
   GlobalSantaFe Corp.                               442,100         28,263,453
   Grant Prideco, Inc. (b)                           759,800         39,160,092
   Halliburton Co.                                   449,999         14,296,468
   Key Energy Services, Inc. (b)                     800,000         14,920,000
   National Oilwell Varco, Inc. (b)                  200,900         17,046,365
   Noble Corp.                                       100,500          8,463,105
   Schlumberger Ltd.                                 470,700         34,751,781
   Smith International, Inc.                         441,400         23,147,016
   Transocean, Inc. (b)                              125,600         10,826,720
   Weatherford International Ltd. (b)                200,900         10,545,241
                                                               ----------------
                                                                    241,690,703



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (continued)

   Food & Staples Retailing--0.2%

   CVS Corp./Caremark Corp.                          400,638   $     14,519,121
   The Kroger Co.                                     23,600            696,436
   SUPERVALU Inc.                                    194,176          8,912,678
   Safeway, Inc.                                      18,200            660,660
   Wal-Mart Stores, Inc.                             190,800          9,143,136
   Walgreen Co.                                      190,800          8,376,120
                                                               ----------------
                                                                     42,308,151

   Food Products--0.2%

   ConAgra Foods, Inc.                               548,500         13,482,130
   Dean Foods Co.                                     13,900            506,377
   General Mills, Inc.                                 9,800            587,020
   Kraft Foods, Inc.                                 654,108         21,892,995
   Sara Lee Corp.                                    381,600          6,262,056
                                                               ----------------
                                                                     42,730,578

   Health Care Equipment
   & Supplies--0.1%

   Bausch & Lomb, Inc.                                81,000          4,765,230
   Baxter International, Inc.                        238,400         13,500,592
   Boston Scientific Corp. (b)                       400,000          6,176,000
                                                               ----------------
                                                                     24,441,822

   Health Care Providers
   & Services--0.8%

   Aetna, Inc.                                       301,500         14,134,320
   AmerisourceBergen Corp.                           143,100          7,153,569
   Cigna Corp.                                        64,300         10,004,437
   Coventry Health Care, Inc. (b)                     11,400            659,262
   HealthSouth Corp. (b)(d)                          300,000          6,300,000
   Humana, Inc. (b)                                   11,700            739,908
   Manor Care, Inc.                                  250,000         16,222,500
   McKesson Corp.                                    160,200          9,424,566
   Medco Health Solutions, Inc. (b)                  251,300         19,606,426
   Tenet Healthcare Corp. (b)(d)                     364,200          2,702,364
   Triad Hospitals, Inc. (b)                         167,000          8,874,380
   UnitedHealth Group, Inc.                          600,000         31,836,000
   WellPoint, Inc. (b)                               320,000         25,270,400
                                                               ----------------
                                                                    152,928,132

   Hotels, Restaurants & Leisure--0.5%

   McDonald's Corp.                                  591,700         28,567,276
   Panera Bread Co. Class A (b)                    1,142,700         63,636,963
                                                               ----------------
                                                                     92,204,239

   Household Durables--0.0%

   Mohawk Industries, Inc. (b)                         8,900            802,424

   Household Products--0.1%

   The Procter & Gamble Co.                          200,400         12,887,724

   IT Services--0.0%

   Accenture Ltd. Class A                             16,500            645,150
   Electronic Data Systems Corp.                      25,200            736,848
   Total System Services, Inc.                        20,900            649,154
                                                               ----------------
                                                                      2,031,152



                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (continued)

   Independent Power Producers &
   Energy Traders--0.2%

   The AES Corp. (b)                                 525,600   $     11,557,944
   Constellation Energy Group, Inc.                    8,300            739,696
   Dynegy, Inc. Class A (b)                          974,188          9,167,109
   TXU Corp.                                         340,700         22,343,106
                                                               ----------------
                                                                     43,807,855

   Industrial Conglomerates--1.4%

   General Electric Co.                            6,099,800        224,838,628
   Tyco International Ltd.                         1,256,379         40,995,647
                                                               ----------------
                                                                    265,834,275

   Insurance--2.2%

   ACE Ltd.                                          639,300         38,012,778
   The Allstate Corp.                                260,900         16,259,288
   American International Group, Inc.              1,900,000        132,829,000
   Assurant, Inc.                                    209,900         12,075,547
   Axis Capital Holdings Ltd.                         18,400            682,640
   Bristol West Holdings, Inc.                       130,400          2,889,664
   CNA Financial Corp.                                14,900            695,383
   Chubb Corp.                                         8,800            473,704
   Darwin Professional Underwriters, Inc. (b)        116,400          3,021,744
   Endurance Specialty Holdings Ltd.                 787,200         29,457,024
   Everest Re Group Ltd.                              35,500          3,572,720
   Genworth Financial, Inc. Class A                   15,800            576,542
   Hartford Financial Services Group, Inc.           178,400         18,054,080
   IPC Holdings, Ltd.                                435,930         13,069,181
   Lincoln National Corp.                              8,400            597,660
   Loews Corp.                                        13,700            648,284
   MBIA, Inc.                                          8,500            591,260
   Marsh & McLennan Cos., Inc.                       227,200          7,215,872
   Platinum Underwriters Holdings Ltd.               336,400         11,511,608
   Prudential Financial, Inc.                        105,700         10,041,500
   RenaissanceRe Holdings Ltd.                       217,200         11,761,380
   The Travelers Cos., Inc.                          735,400         39,785,140
   XL Capital Ltd. Class A                           835,000         65,113,300
                                                               ----------------
                                                                    418,935,299

   Internet & Catalog Retail--0.0%

   IAC/InterActiveCorp (b)                            15,100            575,612
   Liberty Media Holding Corp.--
     Interactive (b)                                 155,000          3,879,650
                                                               ----------------
                                                                      4,455,262

   Internet Software & Services--0.2%

   eBay, Inc. (b)                                    835,000         28,339,900
   Expedia, Inc. (b)                                  32,100            758,202
                                                               ----------------
                                                                     29,098,102

   Leisure Equipment & Products--0.0%

   Mattel, Inc.                                       25,900            732,970

   Life Sciences Tools & Services--0.1%

   Thermo Fisher Scientific, Inc. (b)                100,000          5,206,000
   Waters Corp. (b)                                  250,000         14,857,500
                                                               ----------------
                                                                     20,063,500



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (continued)

   Machinery--0.0%

   Cummins, Inc.                                       9,000   $        829,440
   Deere & Co.                                         6,800            743,920
   Eaton Corp.                                         7,300            651,233
   SPX Corp.                                           8,800            623,744
   Terex Corp. (b)                                    10,300            801,855
                                                               ----------------
                                                                      3,650,192

   Media--0.4%

   Comcast Corp. Class A (b)(d)                    1,481,800         39,504,788
   Discovery Holding Co. (b)                          62,000          1,348,500
   Idearc, Inc.                                       79,081          2,748,065
   Liberty Media Holding Corp.--Capital (b)              192             21,690
   The McGraw-Hill Cos., Inc.                          8,400            550,452
   Omnicom Group Inc.                                  5,600            586,376
   Time Warner, Inc.                                 524,700         10,824,561
   Viacom, Inc. Class B (b)                          238,400          9,834,000
   Virgin Media, Inc.                                477,000         12,034,710
                                                               ----------------
                                                                     77,453,142

   Metals & Mining--0.7%

   Alcoa, Inc.                                       639,200         22,685,208
   Freeport-McMoRan Copper & Gold, Inc.
     Class B                                         286,200         19,221,192
   Newmont Mining Corp.                            1,900,000         79,230,000
   Nucor Corp.                                         8,600            545,756
   United States Steel Corp.                           8,100            822,474
                                                               ----------------
                                                                    122,504,630

   Multi-Utilities--0.1%

   CMS Energy Corp.                                  457,700          8,476,604
   CenterPoint Energy, Inc.                           32,600            613,858
   PG&E Corp.                                         11,300            571,780
   Sempra Energy                                      10,300            653,844
                                                               ----------------
                                                                     10,316,086

   Multiline Retail--0.0%

   Big Lots, Inc. (b)                                 25,000            805,000
   Family Dollar Stores, Inc.                         19,000            604,960
   Federated Department Stores,
     Inc.                                             15,900            698,328
   JC Penney Co., Inc.                                 7,300            577,357
   Kohl's Corp. (b)                                    7,200            533,088
   Nordstrom, Inc.                                    12,400            681,008
   Sears Holdings Corp. (b)                            2,800            534,548
                                                               ----------------
                                                                      4,434,289

   Office Electronics--0.0%

   Xerox Corp. (b)                                    31,700            586,450

   Oil, Gas & Consumable Fuels--2.7%

   Chevron Corp.                                     629,000         48,929,910
   ConocoPhillips                                    520,000         36,062,000
   Consol Energy, Inc.                             1,165,400         48,795,298
   Devon Energy Corp.                                300,000         21,861,000
   El Paso Corp.                                   5,250,000         78,750,000
   Exxon Mobil Corp.                               1,507,200        119,641,536
   Foundation Coal Holdings, Inc.                    851,400         33,536,646



                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (continued)

   Oil, Gas & Consumable Fuels (concluded)

   Hess Corp. (d)                                    228,500   $     12,967,375
   Marathon Oil Corp.                                177,800         18,055,590
   Murphy Oil Corp.                                  256,700         14,231,448
   Occidental Petroleum Corp.                        400,000         20,280,000
   Peabody Energy Corp.                              660,300         31,681,194
   Rosetta Resources, Inc. (b)(j)                    500,000         10,755,000
   Stone Energy Corp. (b)                            175,700          5,205,991
                                                               ----------------
                                                                    500,752,988

   Paper & Forest Products--0.1%

   International Paper Co.                           477,200         17,999,984

   Personal Products--0.1%

   Avon Products, Inc.                               333,900         13,289,220

   Pharmaceuticals--1.7%

   Abbott Laboratories                               274,670         15,551,815
   Bristol-Myers Squibb Co.                        1,001,900         28,914,834
   Eli Lilly & Co.                                   350,000         20,695,500
   Johnson & Johnson                               1,097,100         70,455,762
   King Pharmaceuticals, Inc. (b)                     37,900            775,055
   Merck & Co., Inc.                                 700,000         36,008,000
   Pfizer, Inc.                                    3,662,200         96,901,812
   Schering-Plough Corp.                             757,200         24,025,956
   Watson Pharmaceuticals, Inc. (b)                  124,000          3,385,200
   Wyeth                                             450,000         24,975,000
                                                               ----------------
                                                                    321,688,934

   Real Estate Investment Trusts
   (REITs)--0.0%

   Ventas, Inc.                                      140,130          5,907,881

   Road & Rail--1.2%

   Burlington Northern Santa Fe Corp.                687,200         60,157,488
   Norfolk Southern Corp.                            367,600         19,571,024
   Union Pacific Corp.                             1,263,200        144,320,600
                                                               ----------------
                                                                    224,049,112

   Semiconductors & Semiconductor
   Equipment--0.2%

   Applied Materials, Inc.                            38,000            730,360
   Genesis Microchip, Inc. (b)                     1,281,800         10,997,844
   Intel Corp.                                       878,800         18,894,200
   LSI Logic Corp. (b)                               206,928          1,758,888
   Novellus Systems, Inc. (b)                         23,900            773,643
                                                               ----------------
                                                                     33,154,935

   Software--1.5%

   BMC Software, Inc. (b)                             16,700            540,579
   Borland Software Corp. (b)                        115,400            642,778
   CA, Inc.                                        2,480,800         67,626,608
   Cadence Design Systems, Inc. (b)                   30,500            677,100
   McAfee, Inc. (b)                                   18,700            607,563
   Microsoft Corp.                                 6,045,000        180,987,300
   Novell, Inc. (b)                                  507,500          3,704,750
   Synopsys, Inc. (b)                                 27,200            752,352
   TIBCO Software, Inc. (b)                        2,115,900         19,297,008
                                                               ----------------
                                                                    274,836,038



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
   Industry           Common Stocks                     Held          Value

United States (concluded)

   Specialty Retail--0.0%

   American Eagle Outfitters, Inc.                    16,650   $        490,675
   The Gap, Inc.                                      35,500            637,225
   Ross Stores, Inc.                                  21,800            722,670
   The Sherwin-Williams Co.                            8,700            554,799
   Staples, Inc.                                      17,600            436,480
   TJX Cos., Inc.                                     17,900            499,231
                                                               ----------------
                                                                      3,341,080

   Textiles, Apparel & Luxury
   Goods--0.0%

   Hanesbrands, Inc. (b)                              48,475          1,288,950
   Unifi, Inc. (b)                                 1,633,481          4,541,077
                                                               ----------------
                                                                      5,830,027

   Thrifts & Mortgage Finance--0.2%

   Countrywide Financial Corp.                        13,900            515,412
   Fannie Mae                                        500,000         29,460,000
                                                               ----------------
                                                                     29,975,412

   Tobacco--0.2%

   Alliance One International, Inc. (b)              251,200          2,464,272
   Altria Group, Inc.                                405,200         27,926,384
   Loews Corp.--Carolina Group                         9,300            711,729
                                                               ----------------
                                                                     31,102,385

   Transportation Infrastructure--0.3%

   Macquarie Infrastructure Co. Trust              1,500,000         63,870,000

   Wireless Telecommunication
   Services--0.4%

   Alltel Corp.                                      319,600         20,035,724
   Sprint Nextel Corp.                             2,414,100         48,354,423
   Telephone & Data Systems, Inc.                     10,100            575,195
                                                               ----------------
                                                                     68,965,342

   Total Common Stocks in the United States                       4,294,180,228

   Total Common Stocks
   (Cost--$7,024,040,283)--54.4%                                 10,283,008,075



                      Preferred Stocks

United States--0.4%

   Insurance--0.1%

   IPC Holdings, Ltd., 7.25% (c)                      73,300          2,052,400
   MetLife, Inc. Series B, 6.375% (c)                372,100         12,238,369
   XL Capital Ltd., 6.50% (c)                        340,000          8,676,800
                                                               ----------------
                                                                     22,967,569

   Oil, Gas & Consumable Fuels--0.1%

   El Paso Corp., 4.99% (c)(j)                        10,650         13,866,300

   Thrifts & Mortgage Finance--0.2%

   Fannie Mae Series 2004-1, 5.375% (c)                  385         39,016,670

   Total Preferred Stocks
   (Cost--$68,610,375)--0.4%                                         75,850,539



                                                      Shares
                      Exchange-Traded Funds             Held          Value

   Consumer Staples Select Sector SPDR
     Fund                                          1,359,500   $     37,345,465
   Health Care Select Sector SPDR Fund             1,360,700         49,162,091
   iShares Dow Jones US Telecommunications
     Sector Index Fund                               754,300         23,971,654
   iShares Dow Jones US Utilities Sector
     Index Fund                                       55,700          5,627,928
   iShares MSCI Brazil (Free) Index Fund (d)          22,600          1,183,336
   iShares MSCI South Korea Index Fund                19,000          1,005,860
   iShares Silver Trust (b)                          209,900         27,899,908
   Telecom HOLDRs Trust                              180,000          6,822,000
   Utilities Select Sector SPDR Fund               2,137,600         88,817,280
   Vanguard Telecommunication Services                23,400          1,814,202

   Total Exchange-Traded Funds
   (Cost--$212,703,226)--1.3%                                       243,649,724



                                                  Beneficial
                      Mutual Funds                  Interest

United States--0.2%

   Master S&P 500 Index Series of
     Quantitative Master Series
     Trust (m)(p)                        USD      22,787,537         47,579,821

   Total Mutual Funds in the United States                           47,579,821



                                                      Shares
                                                        Held

Vietnam--0.3%

   Vietnam Enterprise Investments Ltd.--
     C Shares (b)                                  4,500,000          6,075,000
   Vietnam Enterprise Investments Ltd.--
     R Shares (b)                                  1,272,540          5,726,430
   Vietnam Opportunity Fund Ltd. (b)               7,431,300         26,269,646
   Vinaland Ltd. (b)                               7,350,000         11,429,250

   Total Mutual Funds in Vietnam                                     49,500,326

   Total Mutual Funds (Cost--$58,962,759)--0.5%                      97,080,147



                      Warrants (k)

Canada--0.0%

   Metals & Mining--0.0%

   Peak Gold Ltd. (expires 4/03/2012)              1,750,000            630,687

   Total Warrants in Canada                                             630,687


United States--0.0%

   Diversified Telecommunication
   Services--0.0%

   AboveNet, Inc. (expires 9/08/2008)                 10,894            272,350
   AboveNet, Inc. (expires 9/08/2010)                 12,816            487,008
                                                               ----------------
                                                                        759,358

   Paper & Forest Products--0.0%

   Mandra Forestry Finance Ltd. (expires
     5/15/2013)                                       22,750                  0

   Total Warrants in the United States                                  759,358

   Total Warrants (Cost--$3,302,676)--0.0%                            1,390,045



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                        Fixed Income                    Face
   Industry              Securities                   Amount          Value

                      Corporate Bonds

Brazil--0.1%

   Commercial Banks--0.0%

   Banco Nacional de Desenvolvimento
     Economico e Social, 5.873%
     due 6/16/2008 (a)                   USD       5,500,000     $    5,451,875

   Food Products--0.1%

   Cosan Finance Ltd., 7%
     due 2/01/2017 (j)                             7,050,000          6,997,125
   Cosan SA Industria e Comercio,
     9% due 11/01/2009 (j)                        11,000,000         11,770,000
                                                               ----------------
                                                                     18,767,125

   Total Corporate Bonds in Brazil                                   24,219,000


Canada--0.0%

   Wireless Telecommunication
   Services--0.0%

   Rogers Wireless Communications,
     Inc., 7.625% due 12/15/2011         CAD       6,250,000          6,255,969

   Total Corporate Bonds in Canada                                    6,255,969


Chile--0.2%

   Electric Utilities--0.2%

   Empresa Electrica del Norte
     Grande SA, 6%
     due 11/05/2017 (s)                  USD      49,287,690         47,069,744

   Total Corporate Bonds in Chile                                    47,069,744


China--0.3%

   Automobiles--0.0%

   Brilliance China Finance Ltd., 0%
     due 6/07/2011 (c)(l)                          5,460,000          6,128,850

   Food Products--0.2%

   Chaoda Modern Agriculture
     Holdings Ltd.:
       7.75% due 2/08/2010                        12,510,000         12,760,200
       0% due 5/08/2011 (c)(l)           HKD      89,040,000         14,157,228
                                                               ----------------
                                                                     26,917,428

   Industrial Conglomerates--0.1%

   Beijing Enterprises Investment Ltd.,
     0% due 12/21/2010 (c)(l)            USD      16,390,000         22,761,613

   Total Corporate Bonds in China                                    55,807,891


Europe--0.5%

   Commercial Banks--0.5%

   European Investment Bank (l):
       0% due 5/01/2008                  BRL      27,500,000         12,176,755
       0% due 9/12/2008 (j)                      104,363,970         44,506,139
       0% due 9/21/2010 (j)                      127,600,000         44,453,124

   Total Corporate Bonds in Europe                                  101,136,018


France--0.5%

   Commercial Banks--0.5%

   ERAP, 3.375% due 4/25/2008            EUR      64,650,000         87,572,743

   Total Corporate Bonds in France                                   87,572,743



                                                        Face
   Industry           Corporate Bonds                 Amount          Value

Germany--0.8%

   Commercial Banks--0.8%

   KfW--Kreditanstalt fuer
     Wiederaufbau:
       5.375% due 12/07/2007             GBP      11,550,000   $     23,039,072
       4.50% due 12/07/2008                       13,050,000         25,622,055
       4.25% due 7/04/2014               EUR      38,750,000         53,011,337
   Norddeutsche Landesbank
     Girozentrale, 0.45%
     due 1/19/2009                       JPY   5,800,000,000         48,244,632

   Total Corporate Bonds in Germany                                 149,917,096


Hong Kong--0.2%

   Industrial Conglomerates--0.1%

   Hutchison Whampoa International
     03/33 Ltd., 5.45%
     due 11/24/2010                      USD      15,000,000         15,097,020

   Real Estate Management
   & Development--0.1%

   Hongkong Land CB 2005 Ltd.,
     2.75% due 12/21/2012 (c)                      7,500,000          9,759,375

   Trading Companies
   & Distributors--0.0%

   Noble Group Ltd., 0.90%
     due 4/20/2009 (c)                             3,300,000          4,442,625

   Total Corporate Bonds in Hong Kong                                29,299,020


India--0.5%

   Automobiles--0.1%

   Tata Motors Ltd., 1%
     due 4/27/2011 (c)                            16,725,000         20,403,664

   Metals & Mining--0.0%

   Gujarat NRE Coke Ltd., 0%
     due 4/12/2011 (c)(l)                          5,100,000          4,947,000

   Thrifts & Mortgage Finance--0.1%

   Housing Development Finance
     Corp., 0% due 9/27/2010 (c)(l)               14,200,000         18,965,889

   Transportation Infrastructure--0.1%

   Punj Lloyd Ltd., 0%
     due 4/08/2011 (c)(l)                          9,100,000          9,100,000

   Wireless Telecommunication
   Services--0.2%

   Reliance Communication Ltd. (c)(l):
       0% due 5/10/2011                           10,825,000         13,086,884
       0% due 3/01/2012                           15,500,000         16,525,325
                                                               ----------------
                                                                     29,612,209

   Total Corporate Bonds in India                                    83,028,762


Japan--0.3%

   Commercial Banks--0.2%

   The Bank of Kyoto Ltd. Series 1,
     1.90% due 9/30/2009 (c)             JPY   1,783,000,000         32,675,450
   The Mie Bank Ltd., 1%
     due 10/31/2011 (c)                          379,000,000          3,520,860
                                                               ----------------
                                                                     36,196,310



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Face
   Industry           Corporate Bonds                 Amount          Value

Japan (concluded)

   Insurance--0.1%

   ASIF II, 1.20% due 3/20/2008          JPY   2,450,000,000   $     20,542,641
   ASIF III Jersey Ltd., 0.95%
     due 7/15/2009                               735,000,000          6,129,938
                                                               ----------------
                                                                     26,672,579

   Total Corporate Bonds in Japan                                    62,868,889

Malaysia--0.6%

   Diversified Financial Services--0.2%

   Feringghi Capital Ltd., 0%
     due 12/22/2009 (c)(l)               USD      18,700,000         21,224,500
   Johor Corp., 1% due 7/31/2009 (s)     MYR      43,000,000         14,073,641
                                                               ----------------
                                                                     35,298,141

   Diversified Telecommunication
   Services--0.3%

   Rafflesia Capital Ltd., 1.25%
     due 10/04/2011 (c)                  USD      42,200,000         48,319,000

   Food Products--0.0%

   IOI Investment BHD, 0%
     due 9/18/2009 (c)(l)                          2,700,000          6,712,875

   Hotels, Restaurants & Leisure--0.1%

   Berjaya Land BHD, 8%
     due 8/15/2011 (c)                   MYR      21,500,000          6,353,558
   Resorts World BHD, 0%
     due 9/19/2008 (c)(l)                         12,620,000          4,559,169
                                                               ----------------
                                                                     10,912,727

   Multi-Utilities--0.0%

   YTL Power Finance Cayman Ltd.,
     0% due 5/09/2010 (c)(l)             USD       7,300,000          8,322,000

   Total Corporate Bonds in Malaysia                                109,564,743


Netherlands--0.0%

   Semiconductors & Semiconductor
   Equipment--0.0%

   ASM International NV (c):
       4.25% due 12/06/2011                        1,500,000          1,910,549
       4.25% due 12/06/2011 (j)                    4,235,000          5,293,750

   Total Corporate Bonds in the Netherlands                           7,204,299


Singapore--0.1%

   Commercial Banks--0.0%

   Somerset Global, 0%
     due 1/12/2009 (c)(l)                SGD       7,250,000          5,857,742

   Real Estate Management
   & Development--0.1%

   CapitaLand Ltd., 2.10%
     due 11/15/2016 (c)                            6,250,000          5,802,584
   Keppel Land Ltd., 2.50%
     due 6/23/2013 (c)                             6,400,000          6,599,804
                                                               ----------------
                                                                     12,402,388

   Total Corporate Bonds in Singapore                                18,260,130


South Korea--0.1%

   Wireless Telecommunication
   Services--0.1%

     LG Telecom Ltd.:
       8.25% due 7/15/2009               USD         250,000            261,824
       8.25% due 7/15/2009 (j)                    15,750,000         16,557,975

   Total Corporate Bonds in South Korea                              16,819,799



                                                        Face
   Industry           Corporate Bonds                 Amount          Value

Sweden--0.1%

   Diversified Financial Services--0.1%

   Svensk Exportkredit AB,10.50%
     due 9/29/2015                       TRY      31,600,790   $     18,295,804

   Total Corporate Bonds in Sweden                                   18,295,804


Taiwan--0.0%

   Insurance--0.0%

   Shin Kong Financial Holding Co.
     Ltd., 0% due 6/17/2009 (c)(l)       USD       1,000,000          1,103,750

   Total Corporate Bonds in Taiwan                                    1,103,750


United Kingdom--0.1%

   Commercial Banks--0.1%

   International Bank for
     Reconstruction & Development,
     7.125% due 7/30/2007                GBP       3,850,000          7,726,645

   Total Corporate Bonds in the United Kingdom                        7,726,645


United States--0.9%

   Airlines--0.0%

   Northwest Airlines, Inc.
     Series 1999-3-B, 9.485%
     due 10/01/2016 (o)(u)               USD       4,941,985          1,006,929

   Biotechnology--0.0%

   Cell Genesys, Inc., 3.125%
     due 11/01/2011 (c)                            3,270,000          2,787,675
   Nabi Biopharmaceuticals,
     2.875% due 4/15/2025 (c)                      3,520,000          3,102,000
                                                               ----------------
                                                                      5,889,675

   Commercial  Banks--0.1%

   Preferred Term Securities XXV, Ltd. 0%
     due 6/22/2037                                 7,350,000          7,372,050
   Preferred Term Securities XXIV, Ltd.,
     0% due 3/22/2037 (b)(j)                      12,100,000         11,894,300
                                                               ----------------
                                                                     19,266,350

   Consumer Finance--0.0%

   HSBC Finance Corp., 6.40%
     due 6/17/2008                                   170,000            172,019

   Containers & Packaging--0.0%

   Crown Cork & Seal Co., Inc.,
     7.50% due 12/15/2096                          5,904,000          5,092,200

   Diversified Financial Services--0.3%

   American Honda Finance Corp.,
     3.85% due 11/06/2008                            120,000            117,532
   General Electric Capital Corp.,
     0.685% due 1/15/2010 (a)            JPY   6,640,000,000         55,560,715
   Triad Acquisition Corp. Series B,
     11.125% due 5/01/2013               USD       2,480,000          2,362,200
                                                               ----------------
                                                                     58,040,447

   Food Products--0.0%

   IOI Capital BHD Series IOI, 0%
     due 12/18/2011 (c)(l)                         7,600,000          8,664,000

   Health Care Providers
   & Services--0.1%

   Tenet Healthcare Corp., 9.25%
     due 2/01/2015                                10,000,000         10,000,000



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Face
   Industry           Corporate Bonds                 Amount          Value

United States (concluded)

   Hotels, Restaurants & Leisure--0.0%

   Uno Restaurant Corp.,10%
     due 2/15/2011 (j)                   USD       4,790,000   $      4,095,450

   Independent Power Producers
   & Energy Traders--0.1%

   The AES Corp., 8.375%
     due 3/01/2011                       GBP       3,393,000          7,022,386
   Calpine Corp., 8.75%
     due 7/15/2013 (j)(o)                USD       7,230,000          7,663,800
   Calpine Generating Co. LLC (a)(o):
       9.07% due 4/01/2009                           283,000             86,315
       11.07% due 4/01/2010                        3,026,952            756,738
                                                               ----------------
                                                                     15,529,239

   Insurance--0.0%

   AIG SunAmerica Global
     Financing VII, 5.85%
     due 8/01/2008                                   170,000            170,805
   Fortis Insurance NV, 7.75%
     due 1/26/2008 (c)(j)                          4,945,000          7,172,184
                                                               ----------------
                                                                      7,342,989

   Oil, Gas & Consumable Fuels--0.1%

   McMoRan Exploration Co. (c):
       5.25% due 10/06/2011                       11,275,000         11,711,906
       5.25% due 10/06/2011 (j)                    6,425,000          6,673,969

   Paper & Forest Products--0.1%

   Mandra Forestry, 12%
     due 5/15/2013 (j)(q)                         22,750,000         21,726,250

   Wireless Telecommunication
   Services--0.1%

   Nextel Communications, Inc.,
     5.25% due 1/15/2010 (c)                      14,325,000         14,271,281

   Total Corporate Bonds in the United States                       189,482,704


   Total Corporate Bonds
   (Cost--$913,791,144)--5.3%                                     1,015,633,006



                 Asset-Backed Securities**

   Latitude CLO Ltd. Series 2005-1A
     Class SUB, 0% due 12/15/2017 (j)(i)           8,000,000          7,650,000

   Total Asset-Backed Securities
   (Cost--$7,650,612)--0.0%                                           7,650,000



              Floating Rate Loan Interests (I)

United States--0.0%

   Textiles, Apparel
   & Luxury Goods--0.0%

   Galey & Lord, Inc. Term Loan,
     10.17% due 9/05/2009 (o)                      7,995,080                  1

   Total Floating Rate Loan Interests
   (Cost--$5,296,143)--0.0%                                                   1



                                                        Face
   Foreign Government Obligations                     Amount          Value

   Bundesrepublik Deutschland, 4%
     due 7/04/2016                       EUR     176,500,000   $    238,162,638
   Caisse d'Amortissement
     de la Dette Sociale, 4%
     due 10/25/2014                               23,500,000         31,608,220
   Canadian Government Bond:
       4.25% due 9/01/2008               CAD         350,000            315,501
       4% due 9/01/2010                           38,600,000         34,655,142
       5.25% due 6/01/2013                           521,000            497,590
       Series WL43, 5.75%
       due 6/01/2029                                 175,000            191,868
   Iceland Rikisbref, 7.25%
     due 5/17/2013                       ISK   1,316,000,000         18,742,750
   Malaysia Government Bond:
       3.756% due 4/28/2011              MYR     198,500,000         58,672,122
       Series 3/06, 3.869%
       due 4/13/2010                              62,000,000         18,330,023
       Series 386X, 8.60%
       due 12/01/2007                            161,250,000         48,522,114
   Netherlands Government Bond,
     3.75% due 7/15/2014                 EUR      24,000,000         31,932,095
   New Zealand Government
     Bond Series 216, 4.50%
     due 2/14/2016                       NZD      21,250,000         21,260,707
   Poland Government Bond, 3%
     due 8/24/2016                       PLN     127,250,000         46,669,265
   Sweden Government
     Bond Series 3101, 4%
     due 12/01/2008                      SEK     466,000,000         84,554,026
   Unedic, 3.50% due 9/18/2008           EUR      64,650,000         87,399,735
   United Kingdom Gilt:
       7.25% due 12/07/2007              GBP         260,000            524,778
       4.25% due 3/07/2011                        26,900,000         51,747,643
       8% due 6/07/2021                               85,000            222,205

   Total Foreign Government Obligations
   (Cost--$721,092,146)--4.1%                                       774,008,422



   U.S. Government
   & Agency Obligations

   Fannie Mae, 5.40%
     due 2/01/2008                       USD       1,500,000          1,502,093
   U.S. Treasury Inflation Indexed
     Bonds:
       0.875% due 4/15/2010                      279,103,151        270,228,508
       2.375% due 4/15/2011                      558,406,883        566,084,977
       1.875% due 7/15/2015 (h)                  225,706,077        220,865,810
       2% due 1/15/2016                          572,837,056        564,490,820
       2.50% due 7/15/2016                       397,450,860        408,101,351
       2.375% due 1/15/2027                      109,467,820        110,276,021



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


   U.S. Government                                      Face
   & Agency Obligations                               Amount          Value

   U.S. Treasury Notes:
       3.50% due 5/31/2007 (d)           USD      60,500,000   $     60,424,375
       4.375% due 12/31/2007                      34,750,000         34,603,390
       4.875% due 4/30/2008 (d)                   34,000,000         33,973,446
       4% due 6/15/2009                           23,250,000         22,984,811
       4.875% due 5/31/2011 (d)                  276,000,000        279,719,652
       4.625% due 2/29/2012 (d)                  309,900,000        311,304,157
       4% due 11/15/2012 (d)                      32,000,000         31,221,248
       4.25% due 11/15/2014 (d)                  178,500,000        174,706,875
       4.50% due 11/15/2015 (d)                  133,250,000        132,188,131
       5.125% due 5/15/2016                      140,000,000        145,102,300
       4.875% due 8/15/2016 (d)                  100,000,000        101,835,900
       4.625% due 11/15/2016 (d)                 146,000,000        145,908,750
       4.625% due 2/15/2017 (d)                  204,658,000        204,562,014

   Total U.S. Government & Agency Obligations
   (Cost--$3,756,780,155)--20.3%                                  3,820,084,629



                      Structured Notes

Brazil--0.9%

   JPMorgan Chase & Co.
     (NTN--B Linked Notes) (t):
       6% due 8/15/2010                  BRL     158,777,386         76,083,947
       6% due 8/15/2010                          124,746,542         59,767,011
       6% due 8/17/2010                           59,366,894         28,444,906

   Total Structured Notes in Brazil                                 164,295,864


Europe--0.9%

   Goldman Sachs & Co. (Dow
     Jones EURO STOXX 50 (R)
     Index Linked Notes),
     due 6/20/2008 (b)(t)                USD      78,300,000         84,463,776
   JPMorgan Chase & Co. (Dow
     Jones EURO STOXX 50 (R)
     Index Linked Notes),
     due 6/17/2008 (b)(t)                         78,300,000         84,360,420

   Total Structured Notes in Europe                                 168,824,196


Germany--0.4%

   Goldman Sachs & Co. (DAX
     Limited Notes), 0%
     due 10/19/2007 (b)(t)                        65,600,000         77,725,635

   Total Structured Notes in Germany                                 77,725,635


Japan--0.7%

   Goldman Sachs & Co. (TOPIXr
     Index Linked Notes),
     due 1/28/2008 (b)(r)                        146,000,000        134,424,390

   Total Structured Notes in Japan                                  134,424,390


Taiwan--0.2%

   UBS AG (Total Return TWD Linked
     Notes), due 12/01/2010 (b)(t)                43,500,000         43,943,700

   Total Structured Notes in Taiwan                                  43,943,700


                                                        Face
   Industry           Structured Notes                Amount          Value

United States--2.0%

   Morgan Stanley (Bear Market
     PLUS S&P 500 Index Linked
     Notes), Series F,
     due 7/07/2008 (b)(r)                USD     267,521,000   $    253,502,900
   UBS AG (Gold Linked Notes) (b)(t):
       due 4/23/2008                              15,700,000         17,917,547
       due 4/28/2008                              16,120,000         18,656,127
       due 5/27/2008                              15,880,000         17,325,239
       due 6/18/2008                              16,760,000         18,016,380
       due 6/19/2008                              17,200,000         18,527,462
       due 7/09/2008 (j)                          17,250,000         18,525,534
       due 7/11/2008                              17,300,000         19,376,780

   Total Structured Notes in the United States                      381,847,969

   Total Structured Notes
   (Cost--$940,877,093)--5.1%                                       971,061,754

   Total Fixed Income Securities
   (Cost--$6,345,487,293)--34.8%                                  6,588,437,812



                                                  Beneficial
   Other Interests (f)                              Interest

United States--0.0%

   Diversified Telecommunication
   Services--0.0%

   AboveNet, Inc. (Litigation Trust
     Certificates)                       USD      19,750,000                  0

   Total Other Interests (Cost--$0)--0.0%                                     0



                                                        Face
   Short-Term Securities                              Amount

Canada--0.2%

   Foreign Commercial Paper--0.2%

   Canada Treasury Bill, 0%
     due 3/20/2008                       CAD      52,200,000         45,285,464

   Total Short-Term Securities in Canada                             45,285,464


Iceland--0.1%

   Time Deposits--0.1%

   ISK Time Deposit:
       13.52% due 5/25/2007              ISK     683,866,829         10,679,579
       13.58% due 7/27/2007                      683,866,829         10,679,579

   Total Short-Term Securities in Iceland                            21,359,158


Singapore--0.3%

   Time Deposits--0.3%

   SGD Time Deposit, 2.32%
     due 5/18/2007                       SGD      74,486,720         49,028,613

   Total Short-Term Securities in Singapore                          49,028,613



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                 Face Amount
   Short-Term Securities                 Beneficial Interest          Value

United States--4.6%

   Government National Bills--4.6%
   U.S. Treasury Bills (d):
       5.04% due 5/17/2007               USD     219,000,000   $    218,547,984
       5.04% due 5/24/2007                       219,000,000        218,343,876
       5.05% due 6/14/2007                       219,000,000        217,741,605
       5.04% due 6/21/2007                       219,000,000        217,524,378

United States--14.0%

   BlackRock Liquidity Series, LLC
     Cash Sweep Series, 5.26% (g)(m)             640,843,826        640,843,826
   BlackRock Liquidity Series, LLC
     Money Market Series,
     5.33% (g)(m)(n)                           2,011,514,925      2,011,514,925

   Total Short-Term Securities in the United States               3,524,516,594


   Total Short-Term Securities
   (Cost--$3,638,400,665)--19.2%                                  3,640,189,829



                                                   Number of
   Options Purchased                               Contracts

Call Options Purchased

   The Gap, Inc., expiring January 2008
     at USD 22.5                                      10,000            300,000
   Newmont Mining Corp.:
       expiring June 2007 at USD 50                   10,000            100,000
       expiring January 2008 at USD 55                10,000            570,000
                                                               ----------------
                                                                        970,000

Put Options Purchased

   Black & Decker Corp., expiring
     August 2007 at USD 75                             5,000            325,000
   iShares Russell 2000 Index Fund:
       expiring September 2007 at USD 75              40,000          7,960,000
       expiring September 2007 at USD 78              60,000         16,440,000
   JB Hunt Transport Services, Inc.,
     expiring August 2007 at USD 22.5                 10,000            550,000
   Leggett & Platt, Inc., expiring
     September 2007 at USD 22.5                       10,000            700,000
   Masco Corp., expiring October 2007
     at USD 25                                        10,000          1,000,000
   Royal Caribbean Cruises Ltd.,
     expiring September 2007 at USD 35                10,000            700,000
   The Sherwin-Williams Co.,
     expiring September 2007 at USD 60                 5,000          1,050,000
   Whirlpool Corp., expiring
     September 2007 at USD 75                          5,000            275,000
   Williams-Sonoma, Inc., expiring
     August 2007 at USD 32.5                          10,000          1,000,000
   Yen Call 2/8/95 64.75, expiring
     February 2008 at USD 106.9                       57,725            414,061
                                                               ----------------
                                                                     30,414,061

   Total Options Purchased
   (Premiums Paid--$46,092,782)--0.2%                                31,384,061

   Total Investments
   (Cost--$17,397,600,059)--110.8%                               20,960,990,232



                                                   Number of
   Options Written                                 Contracts          Value

Call Options Written

   3Com Corp., expiring January 2008
     at USD 5                                         30,740   $      (768,500)
   Apple Computer, Inc., expiring
     January 2008 at USD 85                            6,191       (13,496,380)
   Bausch & Lomb, Inc., expiring
     January 2008 at USD 45                              810        (1,304,100)
   Burlington Northern Santa Fe Corp.:
       expiring January 2008 at USD 90                 1,205          (976,050)
       expiring January 2008 at USD 95                 3,045        (1,918,350)
   Ciena Corp., expiring January 2008
     at USD 30                                         3,150        (1,228,500)
   Comverse Technology, Inc.:
       expiring January 2008 at USD 17.5              23,833       (15,729,780)
       expiring January 2008 at USD 20                   430          (189,200)
   El Paso Corp., expiring January 2008
     at USD 15                                         5,193          (778,950)
   eBay, Inc.:
       expiring January 2008 at USD 20                 2,500        (3,775,000)
       expiring January 2008 at USD 25                 2,500        (2,650,000)
   Foundation Coal Holdings, Inc.,
     expiring September 2007 at USD 30                 2,600        (2,704,000)
   Genesis Microchip, Inc.:
       expiring June 2007 at USD 10                    4,708           (94,160)
       expiring September 2007 at USD 7.5              6,000        (1,020,000)
   Motorola, Inc.:
       expiring January 2008 at USD 17.5               5,553        (1,005,093)
       expiring January 2008 at USD 20                 6,536          (555,560)
   Norfolk Southern Corp., expiring
     January 2008 at USD 50                            3,676        (2,904,040)
   Nortel Networks Corp., expiring
     January 2008 at USD 22.5                          7,403        (2,517,020)
   Novell, Inc., expiring January 2008
     at USD 7.5                                        2,996          (209,720)
   Panera Bread Co. Class A:
       expiring January 2008 at USD 50                 2,768        (2,934,080)
       expiring January 2008 at USD 55                 4,994        (3,395,920)
       expiring January 2008 at USD 60                 3,665        (1,649,250)
   Peabody Energy Corp., expiring
     January 2008 at USD 40                            4,301        (5,118,190)
   Petroleo Brasileiro SA:
       expiring January 2008 at USD 105                2,000        (1,840,000)
       expiring January 2008 at USD 110                1,500        (1,065,000)
   QUALCOMM, Inc., expiring
     January 2008 at USD 40                            9,127        (6,662,710)
   Smith International, Inc., expiring
     January 2008 at USD 40                            2,250        (3,285,000)
   Sprint Nextel Corp.:
       expiring January 2008 at USD 20                 3,866          (831,190)
       expiring January 2008 at USD 22.5               7,873          (866,030)
   Suncor Energy, Inc., expiring
     January 2008 at USD 75                            2,441        (3,197,710)
   TIBCO Software, Inc., expiring
     January 2008 at USD 10                            9,659          (821,015)

   Total Options Written
   (Premiums Received--$71,645,062)--(0.4%)                        (85,490,498)

Total Investments, Net of Options Written,
(Cost--$17,325,954,997*)--110.4%                                 20,875,499,734
Liabilities in Excess of Other Assets--(10.4%)                  (1,959,681,131)
                                                               ----------------
Net Assets--100.0%                                             $ 18,915,818,603
                                                               ================



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $  17,410,652,695
                                                  =================
    Gross unrealized appreciation                 $   3,653,003,016
    Gross unrealized depreciation                     (188,155,977)
                                                  -----------------
    Net unrealized appreciation                   $   3,464,847,039
                                                  =================


 ** Asset-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

(a) Floating rate security.

(b) Non-income producing security.

(c) Convertible security.

(d) Security, or a portion of security, is on loan.

(e) Depositary receipts.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Represents the current yield as of April 30, 2007.

(h) All or a portion of security held as collateral in connection with open financial futures contracts.

(i) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l) Represents a zero coupon bond.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                                        Purchase        Sales        Realized       Interest
    Affiliate                                                             Cost           Cost          Gain          Income

    BlackRock Liquidity Series, LLC Cash Sweep Series                $145,686,157*        --            --        $26,740,731
    BlackRock Liquidity Series, LLC Money Market Series              $606,133,435*        --            --        $ 1,053,704
    Master S&P 500 Index Series of Quantitative Master Series Trust        --             --            --             --

      * Represents net contributions.


(n) Security was purchased with the cash proceeds from securities loans.

(o) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(p) Represents 1.6% percent of ownership in Master S&P 500 Index Series of Quantitative Master Series Trust.

(q) Issued with warrants.

(r) Security represents an index linked note. The value of the instrument is inversely derived from the price fluctuations in the underlying index.

(s) Represents a step bond.

(t) Security represents an index linked note. The value of the instrument is derived from the price fluctuations in the underlying index.

(u) Subject to principal paydowns.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts purchased as of April 30, 2007 were as follows:


                                                                  Unrealized
                                                                 Appreciation
    Foreign Currency Purchased       Settlement Date            (Depreciation)

    CHF       185,218,697                May 2007               $   (26,121)
    EUR       826,855,574                May 2007                  4,407,954
    IDR   191,636,000,000              August 2007                   835,089
    INR       422,144,000               April 2008                    72,788
    JPY    52,173,635,230                May 2007                (3,213,590)
                                                                ------------
    Total Unrealized Appreciation on Forward Foreign Exchange
    Contracts (USD Commitment--$1,308,701,774)--Net             $  2,076,120
                                                                ============



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  o Forward foreign exchange contracts sold as of April 30, 2007 were as follows:

                                                                  Unrealized
    Foreign Currency Sold            Settlement Date             Depreciation

    IDR   125,740,500,000              August 2007              $  (337,100)
                                                                ------------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts (USD Commitment--$13,437,398)                     $  (337,100)
                                                                ============


  o Swaps outstanding as of April 30, 2007 were as follows:

                                                  Notional        Unrealized
                                                   Amount        Depreciation

    Bought credit default protection on
    United Mexican States and pay 1.12%

    Broker, Credit Suisse First Boston
    Expires May 2010                           USD  6,450,000     $  (158,844)

    Bought credit default protection on
    DaimlerChrysler NA Holding Corp.
    and pay 0.53%

    Broker, JPMorgan Chase
    Expires June 2011                          EUR  5,400,000         (63,206)


    Bought credit default protection on
    Carnival Corp. and pay 0.25%

    Broker, JPMorgan Chase
    Expires September 2011                     USD 10,030,000         (25,998)

    Bought credit default protection on
    JC Penney Corp., Inc. and pay 0.53%

    Broker, JPMorgan Chase
    Expires September 2011                     USD  3,397,000         (19,427)

    Bought credit default protection on
    McDonald's Corp. and pay 0.16%

    Broker, JPMorgan Chase
    Expires September 2011                     USD  3,397,000          (5,958)

    Bought credit default protection on
    Whirlpool Corp. and pay 0.48%

    Broker, JPMorgan Chase
    Expires September 2011                     USD  3,397,000         (15,966)
                                                                  ------------
    Total                                                         $  (289,399)
                                                                  ============


  o Financial futures contracts purchased as of April 30, 2007 were as follows:


    Number of                                                 Expiration                        Unrealized
    Contracts          Issue              Exchange               Date           Face Value     Appreciation
       145       Dax Index 25 Euro   Eurex Deutschland        June 2007      $  32,567,780     $   4,293,650
      2,570       DJ Euro Stoxx 50   Eurex Deutschland        June 2007        140,757,643        11,487,475
        32           Eurodollar           Chicago           September 2008       7,612,826            17,174
       390         FTSE 100 Index          LIFFE              June 2007         47,476,539         2,961,891
        20         OSA Nikkei 225          LIFFE              June 2007          2,797,158           117,015
       129        S&P TSE 60 Index        Montreal            June 2007         17,115,039           723,433
                                                                                               -------------
    Total Unrealized Appreciation                                                              $  19,600,638
                                                                                               =============


  o Financial futures contracts sold as of April 30, 2007 were as follows:


    Number of                                                 Expiration                        Unrealized
    Contracts            Issue              Exchange             Date           Face Value     Depreciation
      32               Eurodollar           Chicago         September 2009    $  7,601,574     $    (19,226)
     188     Japan 10-Year Government Bond   Tokyo            June 2007        211,396,859           (7,752)
     860             S&P 500 Index          Chicago           June 2007        302,094,147      (17,911,852)
                                                                                               -------------

    Total Unrealized Depreciation                                                              $(17,938,830)
                                                                                               =============


  o Currency Abbreviations:

    BRL      Brazilian Real
    CAD      Canadian Dollar
    CHF      Swiss Franc
    EUR      Euro
    GBP      British Pound
    HKD      Hong Kong Dollar
    IDR      Indonesian Rupiah
    INR      Indian Rupee
    ISK      Icelandic Krona
    JPY      Japanese Yen
    MYR      Malaysian Ringgit
    NZD      New Zealand Dollar
    PLN      Polish Zloty
    SEK      Swedish Krona
    SGD      Singapore Dollar
    TRY      Turkish Lira
    USD      U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Statement of Assets and Liabilities

As of April 30, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $1,954,324,849) (identified cost--$14,676,360,989)                                               $18,229,667,599
       Investments in affiliated securities, at value (identified cost--$2,675,146,288)                             2,699,938,572
       Options purchased, at value (premiums paid--$46,092,782)                                                        31,384,061
       Unrealized appreciation on forward foreign exchange contracts                                                    5,315,831
       Foreign cash (cost--$360,232)                                                                                      356,118
       Cash                                                                                                             1,449,860
       Receivables:
           Interest                                                                            $    67,795,792
           Capital shares sold                                                                      52,579,744
           Securities sold                                                                          32,507,717
           Dividends                                                                                28,584,201
           Variation margin                                                                          3,689,453
           Securities lending                                                                          417,057
           Swaps                                                                                         4,398        185,578,362
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  406,794
                                                                                                                  ---------------
       Total assets                                                                                                21,154,097,197
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                    2,011,514,925
       Options written, at value (premiums received--$71,645,062)                                                      85,490,498
       Unrealized depreciation on forward foreign exchange contracts                                                    3,576,811
       Unrealized depreciation on swaps                                                                                   289,399
       Deferred foreign capital gain tax                                                                                1,880,126
       Payables:
           Securities purchased                                                                     83,278,819
           Capital shares redeemed                                                                  30,453,599
           Investment adviser                                                                        9,776,324
           Distributor                                                                               7,808,032
           Other affiliates                                                                            341,803
           Swaps                                                                                        43,704        131,702,281
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                           3,824,554
                                                                                                                  ---------------
       Total liabilities                                                                                            2,238,278,594
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $18,915,818,603
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                      $    21,279,795
       Investor A Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                              35,460,348
       Investor B Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                              11,315,425
       Investor C Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                              32,018,959
       Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                  1,093,291
       Paid-in capital in excess of par                                                                            14,855,983,554
       Undistributed investment income--net                                                    $    38,004,267
       Accumulated realized capital gains--net                                                     368,474,840
       Unrealized appreciation--net                                                              3,552,188,124
                                                                                               ---------------
       Total accumulated earnings--net                                                                              3,958,667,231
                                                                                                                  ---------------
       Net Assets                                                                                                 $18,915,818,603
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $4,075,319,174 and 212,797,949 shares outstanding                    $         19.15
                                                                                                                  ===============
       Investor A--Based on net assets of $6,764,854,548 and 354,603,475 shares outstanding                       $         19.08
                                                                                                                  ===============
       Investor B--Based on net assets of $2,108,958,555 and 113,154,252 shares outstanding                       $         18.64
                                                                                                                  ===============
       Investor C--Based on net assets of $5,763,507,449 and 320,189,592 shares outstanding                       $         18.00
                                                                                                                  ===============
       Class R--Based on net assets of $203,178,877 and 10,932,908 shares outstanding                             $         18.58
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)
Investment Income

       Interest (net of $55,919 foreign withholding tax and including $26,740,731
       from affiliates)                                                                                           $   138,631,316
       Dividends (net of $5,911,048 foreign withholding tax)                                                          117,747,866
       Securities lending--net                                                                                          1,053,704
       Other                                                                                                               18,833
                                                                                                                  ---------------
       Total income                                                                                                   257,451,719
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    64,643,575
       Service and distribution fees--Investor C                                                    25,347,948
       Service and distribution fees--Investor B                                                    10,190,432
       Service fees--Investor A                                                                      7,772,868
       Custodian fees                                                                                3,176,025
       Accounting services                                                                           2,087,551
       Transfer agent fees--Investor A                                                               2,007,556
       Transfer agent fees--Investor C                                                               1,934,547
       Transfer agent fees--Institutional                                                            1,162,493
       Transfer agent fees--Investor B                                                                 880,792
       Service and distribution fees--Class R                                                          433,207
       Printing and shareholder reports                                                                347,711
       Registration fees                                                                               266,945
       Professional fees                                                                               159,674
       Pricing fees                                                                                     82,615
       Transfer agent fees--Class R                                                                     73,941
       Directors' fees and expenses                                                                     45,597
       Other                                                                                           226,014
                                                                                               ---------------
       Total expenses before waiver                                                                120,839,491
       Waiver of expenses                                                                          (9,195,933)
                                                                                               ---------------
       Total expenses after waiver                                                                                    111,643,558
                                                                                                                  ---------------
       Investment income--net                                                                                         145,808,161
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $27,071 in foreign capital gain tax)                        401,461,256
           Financial futures contracts and swaps--net                                             (11,442,823)
           Options written--net                                                                     13,048,818
           Foreign currency transactions--net                                                       16,530,016        419,597,267
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $1,652,274 deferred foreign capital gain tax)               887,899,188
           Financial futures contracts and swaps--net                                                5,416,231
           Options written--net                                                                     29,455,105
           Foreign currency transactions--net                                                      (5,203,317)        917,567,207
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                      1,337,164,474
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,482,972,635
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                April 30, 2007     October 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $   145,808,161    $   229,601,309
       Realized gain--net                                                                          419,597,267        911,178,200
       Change in unrealized appreciation/depreciation--net                                         917,567,207        903,722,137
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,482,972,635      2,044,501,646
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (40,389,995)       (71,974,865)
           Investor A                                                                             (62,308,384)      (110,294,587)
           Investor B                                                                             (15,705,713)       (27,490,426)
           Investor C                                                                             (40,074,796)       (53,509,202)
           Class R                                                                                 (1,521,781)        (1,936,602)
       Realized gain--net:
           Institutional                                                                          (38,724,514)      (279,496,429)
           Investor A                                                                             (64,797,507)      (480,576,336)
           Investor B                                                                             (22,323,174)      (199,162,166)
           Investor C                                                                             (54,552,008)      (356,785,376)
           Class R                                                                                 (1,713,045)        (9,490,177)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (342,110,917)    (1,590,716,166)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                        1,681,249,421      3,619,428,896
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                   93,954            159,388
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                              2,822,205,093      4,073,373,764
       Beginning of period                                                                      16,093,613,510     12,020,239,746
                                                                                               ---------------    ---------------
       End of period*                                                                          $18,915,818,603    $16,093,613,510
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    38,004,267    $    52,196,775
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Financial Highlights

                                                                                   Institutional

                                                  For the Six
The following per share data and ratios           Months Ended
have been derived from information               April 30, 2007                   For the Year Ended October 31,
provided in the financial statements.             (Unaudited)      2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     17.94   $     17.36   $     15.80   $     14.31   $     11.20   $     12.53
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net*                                 .20           .38           .34           .27           .32           .38
Realized and unrealized gain (loss)--net             1.41++        2.34++        1.89++        1.72++          3.23        (1.19)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.61          2.72          2.23          1.99          3.55         (.81)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.20)         (.44)         (.49)         (.50)         (.44)         (.51)
  Realized gain--net                                  (.20)        (1.70)         (.18)            --            --         (.01)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                     (.40)        (2.14)         (.67)         (.50)         (.44)         (.52)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     19.15   $     17.94   $     17.36   $     15.80   $     14.31   $     11.20
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                 9.11%+++   16.65%+++++        14.41%        14.21%        32.42%       (6.83%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver                            .78%++++          .82%          .84%          .88%          .94%          .94%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                           .89%++++          .91%          .92%          .94%          .97%          .98%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                            2.21%++++         2.13%         2.04%         1.79%         2.55%         3.09%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Supplemental Data

Net assets, end of period (in thousands)        $ 4,075,319   $ 3,506,452   $ 2,574,791   $ 1,893,248   $ 1,370,866   $ 1,168,632
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   18.71%        39.85%        49.08%        42.58%        45.28%        58.42%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment returns exclude the effects of any sales charges.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Annualized.

    +++ Aggregate total investment return.

  +++++ In 2006, approximately +.02% of the Fund's total investment return for Institutional Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Financial Highlights (continued)

                                                                                     Investor A

                                                  For the Six
The following per share data and ratios           Months Ended
have been derived from information               April 30, 2007                   For the Year Ended October 31,
provided in the financial statements.             (Unaudited)      2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     17.87   $     17.30   $     15.75   $     14.27   $     11.17   $     12.50
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .18           .33           .30           .23           .28           .35
Realized and unrealized gain (loss)--net             1.42++        2.33++        1.88++        1.72++          3.23        (1.19)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.60          2.66          2.18          1.95          3.51         (.84)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.19)         (.39)         (.45)         (.47)         (.41)         (.48)
  Realized gain--net                                  (.20)        (1.70)         (.18)            --            --         (.01)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                     (.39)        (2.09)         (.63)         (.47)         (.41)         (.49)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     19.08   $     17.87   $     17.30   $     15.75   $     14.27   $     11.17
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 9.05%+++   16.32%+++++        14.12%        13.90%        32.10%       (7.08%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver                           1.03%++++         1.07%         1.09%         1.13%         1.18%         1.19%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                          1.14%++++         1.16%         1.17%         1.18%         1.22%         1.22%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                            1.95%++++         1.88%         1.79%         1.54%         2.28%         2.85%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $ 6,764,855   $ 5,833,059   $ 4,482,210   $ 3,442,396   $ 2,675,367   $ 2,051,843
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   18.71%        39.85%        49.08%        42.58%        45.28%        58.42%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Annualized.

    +++ Aggregate total investment return.

  +++++ In 2006, approximately +.02% of the Fund's total investment return for Investor A Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Financial Highlights (continued)

                                                                                     Investor B

                                                  For the Six
The following per share data and ratios           Months Ended
have been derived from information               April 30, 2007                   For the Year Ended October 31,
provided in the financial statements.             (Unaudited)      2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     17.49   $     16.94   $     15.44   $     13.99   $     10.96   $     12.25
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .10           .19           .17           .11           .19           .25
Realized and unrealized gain (loss)--net             1.39++        2.29++        1.83++        1.69++          3.15        (1.16)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.49          2.48          2.00          1.80          3.34         (.91)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.14)         (.23)         (.32)         (.35)         (.31)         (.37)
  Realized gain--net                                  (.20)        (1.70)         (.18)            --            --         (.01)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                     (.34)        (1.93)         (.50)         (.35)         (.31)         (.38)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     18.64   $     17.49   $     16.94   $     15.44   $     13.99   $     10.96
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 8.59%+++   15.49%+++++        13.19%        13.08%        31.05%       (7.75%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver                           1.80%++++         1.83%         1.86%         1.89%         1.96%         1.96%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                          1.91%++++         1.93%         1.94%         1.95%         2.00%         2.00%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                            1.18%++++         1.12%         1.04%          .75%         1.52%         2.04%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $ 2,108,959   $ 2,020,699   $ 2,060,638   $ 2,159,322   $ 2,094,428   $ 1,787,415
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   18.71%        39.85%        49.08%        42.58%        45.28%        58.42%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Annualized.

    +++ Aggregate total investment return.

  +++++ In 2006, approximately +.02% of the Fund's total investment return for Investor B Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Financial Highlights (continued)

                                                                                     Investor C

                                                  For the Six
The following per share data and ratios           Months Ended
have been derived from information               April 30, 2007                   For the Year Ended October 31,
provided in the financial statements.             (Unaudited)      2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     16.91   $     16.47   $     15.04   $     13.66   $     10.72   $     12.02
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .10           .19           .16           .11           .17           .25
Realized and unrealized gain (loss)--net             1.33++        2.21++        1.80++        1.65++          3.10        (1.14)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.43          2.40          1.96          1.76          3.27         (.89)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.14)         (.26)         (.35)         (.38)         (.33)         (.40)
  Realized gain--net                                  (.20)        (1.70)         (.18)            --            --         (.01)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                     (.34)        (1.96)         (.53)         (.38)         (.33)         (.41)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     18.00   $     16.91   $     16.47   $     15.04   $     13.66   $     10.72
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 8.57%+++   15.45%+++++        13.25%        13.08%        31.03%       (7.76%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver                           1.79%++++         1.83%         1.86%         1.90%         1.96%         1.96%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                          1.90%++++         1.93%         1.94%         1.96%         2.00%         2.00%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                            1.20%++++         1.11%         1.01%          .78%         1.45%         2.10%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $ 5,763,507   $ 4,585,172   $ 2,841,071   $ 1,698,382   $   865,342   $   521,679
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   18.71%        39.85%        49.08%        42.58%        45.28%        58.42%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Annualized.

    +++ Aggregate total investment return.

  +++++ In 2006, approximately +.02% of the Fund's total investment return for Investor C Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007


Financial Highlights (concluded)

                                                                                            Class R

                                                              For the Six                                        For the Period
                                                              Months Ended             For the Year Ended       January 3, 2003*
The following per share data and ratios have been derived    April 30, 2007               October 31,            to October 31,
from information provided in the financial statements.        (Unaudited)       2006          2005        2004        2003
Per Share Operating Performance

Net asset value, beginning of period                          $     17.43   $     16.93   $     15.44   $     14.04   $     11.43
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net**                                              .15           .28           .25           .21           .08
Realized and unrealized gain--net                                  1.37++        2.28++        1.85++        1.66++          2.71
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                     1.52          2.56          2.10          1.87          2.79
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
   Investment income--net                                           (.17)         (.36)         (.43)         (.47)         (.18)
   Realized gain--net                                               (.20)        (1.70)         (.18)            --            --
                                                              -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                                   (.37)        (2.06)         (.61)         (.47)         (.18)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                                $     18.58   $     17.43   $     16.93   $     15.44   $     14.04
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return

Based on net asset value per share                               8.84%+++   16.02%+++++        13.87%        13.60%     24.57%+++
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver                                         1.30%++++         1.32%         1.35%         1.38%     1.42%++++
                                                              ===========   ===========   ===========   ===========   ===========
Expenses                                                        1.41%++++         1.41%         1.42%         1.45%     1.47%++++
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                          1.70%++++         1.61%         1.48%         1.35%     1.93%++++
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)                      $   203,179   $   148,232   $    61,531   $    20,482   $       341
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                 18.71%        39.85%        49.08%        42.58%        45.28%
                                                              ===========   ===========   ===========   ===========   ===========

      * Commencement of operations.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Annualized.

    +++ Aggregate total investment return.

  +++++ In 2006, approximately +.02% of the Fund's total investment return for Class R Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in OTC markets, NASDAQ Capital or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities as well as U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such trans-actions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (continued)


* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily (based on dealer supplied valuations) and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (continued)


In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. ("MLIM") was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. The Manager has voluntarily agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to .625% for average daily net assets in excess of $7.5 billion, from .625% to .60% for average daily net assets in excess of $10 billion and from .60% to .575% for average daily net assets in excess of $15 billion. For the six months ended April 30, 2007, the Manager earned fees of $64,643,575, of which $9,195,933 was waived. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fees compensate the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD           MLPF&S              BDI

Investor A                 $  404,748     $  5,257,191       $  111,643


For the six months ended April 30, 2007, MLPF&S received contingent deferred sales charges of $502,566 and $269,741 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $31,500 relating to transactions subject to front-end sales charge waivers in Investor A Shares. For the six months ended April 30, 2007, BlackRock and/or its affiliates received contingent deferred sales charges of $5,304 and $1,633 relating to transactions in Investor B and Investor C Shares, respectively.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (continued)


The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended April 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accom panying Statement of Operations.


                                                            Call Center
                                                                   Fees

Institutional                                                   $12,989
Investor A                                                      $67,022
Investor B                                                      $25,179
Investor C                                                      $42,712
Class R                                                         $   927


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2007, the Fund lent securities with a value of $10,409,119 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended April 30, 2007, BIM received $498,224 in securities lending agent fees.

In addition, MLPF&S received $497,227 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

For the six months ended April 30, 2007, the Fund reimbursed the Manager $236,616 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended April 30, 2007 were $4,093,681,309 and $2,963,595,075, respectively.

Transactions in call options written for the six months ended April 30, 2007 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                         248,329    $    67,482,952
Options written                              125,803         58,153,043
Options exercised                           (96,507)       (28,943,383)
Options expired                             (62,849)        (7,659,034)
Options closed                              (41,263)       (17,388,516)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                               173,513    $    71,645,062
                                     ===============    ===============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,681,249,421 and $3,619,428,896 for the six months ended April 30,
2007 and the year ended October 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares
for the Six Months                                               Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                               30,797,173    $   566,546,731
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,854,220         69,759,941
                                     ---------------    ---------------
Total issued                              34,651,393        636,306,672
Shares redeemed                         (17,356,986)      (319,034,082)
                                     ---------------    ---------------
Net increase                              17,294,407    $   317,272,590
                                     ===============    ===============



Institutional Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               54,373,334    $   964,736,352
Shares issued resulting from
   reorganization                          2,805,442         48,755,249
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          17,864,070        307,673,549
                                     ---------------    ---------------
Total issued                              75,042,846      1,321,165,150
Shares redeemed                         (27,859,214)      (493,922,228)
                                     ---------------    ---------------
Net increase                              47,183,632    $   827,242,922
                                     ===============    ===============



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (continued)


Investor A Shares
for the Six Months                                               Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                               43,621,964    $   799,989,923
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           6,174,513        111,449,438
                                     ---------------    ---------------
Total issued                              49,796,477        911,439,361
Shares redeemed                         (21,532,150)      (395,403,627)
                                     ---------------    ---------------
Net increase                              28,264,327    $   516,035,734
                                     ===============    ===============



Investor A Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               60,733,375    $ 1,073,295,466
Shares issued resulting from
   reorganization                            171,316          2,968,470
Automatic conversion of shares            16,062,218        284,362,436
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          30,019,892        515,344,025
                                     ---------------    ---------------
Total issued                             106,986,801      1,875,970,397
Shares redeemed                         (39,693,486)      (702,440,632)
                                     ---------------    ---------------
Net increase                              67,293,315    $ 1,173,529,765
                                     ===============    ===============



Investor B Shares
for the Six Months                                               Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                9,674,273    $   173,680,484
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,905,937         33,715,902
                                     ---------------    ---------------
Total issued                              11,580,210        207,396,386
Shares redeemed                         (13,974,287)      (250,615,147)
                                     ---------------    ---------------
Net decrease                             (2,394,077)    $  (43,218,761)
                                     ===============    ===============



Investor B Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               23,171,604    $   400,916,280
Shares issued resulting from
   reorganization                          1,149,043         19,507,105
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          11,953,006        200,876,302
                                     ---------------    ---------------
Total issued                              36,273,653        621,299,687
                                     ---------------    ---------------
Automatic conversion of shares          (16,407,340)      (284,362,436)
Shares redeemed                         (25,926,640)      (447,972,808)
                                     ---------------    ---------------
Total redeemed                          (42,333,980)      (732,335,244)
                                     ---------------    ---------------
Net decrease                             (6,060,327)    $ (111,035,557)
                                     ===============    ===============



Investor C Shares
for the Six Months                                               Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                               60,805,215    $ 1,054,622,483
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           5,024,837         85,823,784
                                     ---------------    ---------------
Total issued                              65,830,052      1,140,446,267
Shares redeemed                         (16,862,458)      (292,457,342)
                                     ---------------    ---------------
Net increase                              48,967,594    $   847,988,925
                                     ===============    ===============



Investor C Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               99,048,098    $ 1,663,735,154
Shares issued resulting from
   reorganization                          1,803,629         29,600,139
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          22,806,393        371,864,441
                                     ---------------    ---------------
Total issued                             123,658,120      2,065,199,734
Shares redeemed                         (24,977,277)      (419,232,204)
                                     ---------------    ---------------
Net increase                              98,680,843    $ 1,645,967,530
                                     ===============    ===============



Class R Shares
for the Six Months                                               Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                4,201,567    $    74,975,629
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             183,388          3,227,636
                                     ---------------    ---------------
Total issued                               4,384,955         78,203,265
Shares redeemed                          (1,956,080)       (35,032,332)
                                     ---------------    ---------------
Net increase                               2,428,875    $    43,170,933
                                     ===============    ===============



Class R Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                6,412,123    $   110,769,118
Shares issued resulting from
   reorganization                             16,154            273,088
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             678,862         11,415,896
                                     ---------------    ---------------
Total issued                               7,107,139        122,458,102
Shares redeemed                          (2,237,788)       (38,733,866)
                                     ---------------    ---------------
Net increase                               4,869,351    $    83,724,236
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2007.


6. Commitments:
At April 30, 2007, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $16,005,000 and $7,853,000, respectively.


7. Capital Loss Carryforward:
On October 31, 2006, the Fund had a net capital loss carryforward of $37,551,534, of which $10,675,578 expires in 2008, $20,758,041 expires in
2009, $3,693,136 expires in 2010 and $2,424,779 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



BlackRock Funds



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.




BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                           APRIL 30, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Allocation Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Allocation Fund, Inc.


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Allocation Fund, Inc.


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Allocation Fund, Inc.

Date: June 19, 2007